EXHIBIT 10.36

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT (“Agreement”), effective as of the first (1st) day of October 2008 (“Effective Date”), is by and between Celera Corporation, a Delaware corporation having its principal office at 1401 Harbor Bay Parkway, Alameda, CA 94502 (“Celera”) and Abbott Molecular Inc., a Delaware corporation having its principal office at 1300 East Touhy Avenue, Des Plaines, IL 60018-3315 (“AMI”).

Recitals

WHEREAS, Abbott Laboratories, the parent corporation of AMI (“Abbott”), and Celera (as assignee of Applera Corporation and corporate parent of Celera Diagnostics LLC) are parties to a Restated Strategic Alliance Agreement effective as of January 9, 2006 (“Alliance Agreement”) which is directed to a collaborative program for the discovery, research, development and commercialization worldwide of novel molecular in vitro diagnostic products and diagnostic testing services;

WHEREAS, pursuant to the Alliance Agreement, Abbott and its Affiliates (as defined below) distribute certain diagnostic products including products originally contributed by Celera, products originally contributed by Abbott and products developed jointly by the Parties pursuant to the Alliance Agreement;

WHEREAS, pursuant to the Alliance Agreement, Celera provided partial funding for the development of the m2000 Instrument (as defined below) and the m2000 Software (as defined below) used in conjunction with certain diagnostic products, which Abbott and its Affiliates place with customers, and Abbott provided partial funding for the development of sequencing products and instruments and other products developed by Celera pursuant to the Alliance (as defined below) which Abbott and its Affiliates place with or sell to customers;

WHEREAS, concurrently with this Agreement, Abbott and Celera are executing a Royalty Agreement by which they will terminate the Alliance Agreement;

WHEREAS, AMI desires to distribute the diagnostic products manufactured by or for Celera and distributed by Abbott pursuant to the Alliance Agreement, as well as HLA products Abbott distributes pursuant to the Distribution Agreement between Celera (as assignee of Atria Genetics, Incorporated) and Abbott dated December 23, 2003, as amended (“Atria Distribution Agreement”) (all such diagnostic products are hereinafter referred to as “Celera Products” as defined below); and

WHEREAS, Celera desires AMI to distribute the Celera Products.

NOW, THEREFORE, subject to the terms of this Agreement, Celera and AMI hereby agree as follows:

ARTICLE 1. DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following words and phrases, whenever capitalized in this Agreement, will have the following meanings:

1.1	“Actual Purchase Price” means, with respect to each Specific Celera Product, [*] percent ([*]%) of the Net Sales of all such Specific Celera Products sold or used by or for AMI or its Affiliates in a Calendar Quarter or Calendar Year (as the case may be) divided by the number of such Specific Celera Products sold or used by or for AMI or its Affiliates during such Calendar Quarter or Calendar Year. Free Products and Specific Celera Products for Internal Use will be excluded from the calculation of Actual Purchase Price.

1.2	“Affiliate” means, with respect to any person or entity, any other person or entity, which controls, is controlled by or is under common control with such person or entity. For purposes of this definition, a person or entity is in “control” of an entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to control the management and policies of such other entity. An entity only retains the rights and is subject to the obligations of an Affiliate for so long as such entity continues to satisfy the definition in this Section 1.2.

1.3	“Alliance” means the cooperative arrangement created by the Alliance Agreement.

1.4	“AMI Instrument” means any m2000rt Instrument or m2000sp Instrument sold, leased or placed under a RAP contract by or for AMI or its Affiliates.

1.5	“AMI Product” means any Molecular Diagnostic Product (as defined below) listed on Appendix 1.5 that: (a) is made by or for AMI or its Affiliates or acquired by AMI or its Affiliates from a source other than Celera; and (b) addresses the Product Indication using the associated Platform Technology (as hereinafter defined) listed on Appendix 1.5. AMI Products include Upgrades thereof that are first Commercialized after the Effective Date. In no event will any of the following be considered an AMI Product: (i) a Molecular Diagnostic Product to the extent Commercialized in the Decentralized Market; (ii) a Molecular Diagnostic Product Commercialized for use on a Platform Technology other than that listed on Appendix 1.5 addressing the Product Indication listed on Appendix 1.5 of such Molecular Diagnostic Product; or (iii) any existing or future diagnostic product using in situ hybridization (including Fluorescence In Situ Hybridization).

1.6	“Analyte” means an individual nucleic acid sequence which is the target of quantitative or qualitative measurement.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.7	“Analyte Specific Reagent” or “ASR” means nucleic acid sequences and similar reagents which, through specific binding or chemical reactions with substances in a specimen, are intended for use in a diagnostic application for identification and/or quantification of an individual chemical substance in a biological specimen, as further defined in 21 CFR 864.4020(a), as such regulation may be amended or replaced from time to time, or as defined in equivalent foreign regulations.

1.8	“Calendar Quarter” means each three (3) month period ending on March 31, June 30, September 30 and December 31 during the Distribution Term; provided, the first Calendar Quarter during the Distribution Term after the Transition Period will be December 28, 2008 through March 31, 2009.

1.9	“Calendar Year” means a period of twelve (12) consecutive months during the Distribution Term commencing on each January 1 and ending at midnight Eastern Standard Time on each December 31.

1.10	“Cannibalizing Product” means any Molecular Diagnostic Product that: (a) is designed to detect the same Analyte detected by a Celera Product, and (b) is intended to address the same Product Indication as a Celera Product; and (c) uses a Platform Technology different than that used by such Celera Product.

1.11	“Celera Development Product” means a Celera Product under development by Celera as of the Effective Date. The Parties agree that there are [*] Celera Development Products, addressing the following Product Indications using the associated Platform Technology listed on Exhibit 1.13: [*].

1.12	“Celera Pipeline Product” means a Molecular Diagnostic Product that, as of the Effective Date, had been at least partially funded by the Parties in the Alliance, has not been developed or Commercialized by Celera or its Affiliates, and is not currently under development by Celera or its Affiliates. The Parties agree there is only one Celera Pipeline Product, which is [*].

1.13	“Celera Product” means any Molecular Diagnostic Product listed on Appendix 1.13 that: (a) is or will be manufactured by or for Celera or its Affiliates, and (b) addresses the Product Indication using the associated Platform Technology listed on Appendix 1.13. In no event will either of the following be considered a Celera Product: (a) a Molecular Diagnostic Product to the extent Commercialized in the Decentralized Market; or (b) a Molecular Diagnostic Product Commercialized for use on a Platform Technology other than that listed on Appendix 1.13 addressing the Product Indication listed on Appendix 1.13 of such Molecular Diagnostic Product. Celera Products include Upgrades thereof that are first Commercialized after the Effective Date and New Celera Products added by agreement of the Parties pursuant to Sections 2.13 or 2.14.

1.14	“Celera Product Group” means all Specific Celera Products related to a particular Product Indication as specified by Celera in Appendix 1.67.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.15	“CE Mark” means a symbol indicating that each Celera Product complies with the applicable European laws and/or Directives (including but not limited to the IVD Directive) and is in conformity to the legal requirements of the European Union Directives with respect to safety, health, environment, and consumer protection and can be marketed in the European Union.

1.16	“Certificate of Compliance” means a written statement made by Celera that enables Celera to make a Declaration of Conformity (as hereinafter defined).

1.17	“Commercialize” and cognates thereof mean the sale, transfer or promotion of a product or diagnostic testing service to a Third Party for cash or other consideration or the sale or transfer of a product to an Affiliate for use by such Affiliate in performing a diagnostic testing service.

1.18	“Combination Product” means a Specific Celera Product that, as sold, is bundled or otherwise combined with one (1) or more other diagnostic products that have independent diagnostic utility and that are not Celera Products.

1.19	“Competent Authority” means the governmental authority in a member state of the European Union that has competence with respect to the IVD Directive (as hereinafter defined).

1.20	“Competing Product” means any Molecular Diagnostic Product that is not a Product but that: (a) is designed to detect the same Analyte detected by a Product using the same Platform Technology; and (b) is intended to address the same Product Indication using the same Platform Technology as a Product. In no event will any of the following be considered a Competing Product: (i) a Molecular Diagnostic Product to the extent Commercialized in the Decentralized Market; (ii) any existing or future product using in situ hybridization (including Fluorescence In Situ Hybridization); (iii) a Molecular Diagnostic Product, regardless of Product Indication or Analyte, Commercialized for use on a Platform Technology other than those listed on Appendices 1.5 and 1.13; and (iv) any Luminex-based product other than those listed on Appendix 1.13.

1.21	“Confidential Information” means the terms of this Agreement and all other information disclosed in writing by one Party to the other pursuant to this Agreement and identified as “CONFIDENTIAL”, as well as information disclosed orally and identified as “Confidential” at the time of disclosure, but only to the extent such oral disclosure is reduced to writing, identified as “CONFIDENTIAL” and provided to the other Party within thirty (30) days after oral disclosure. Confidential Information does not include any such information which:

(a)	is known to the receiving Party before receipt thereof under this Agreement, as evidenced by the receiving Party’s written records, except that any information defined as “Confidential Information” under the Alliance Agreement or the Atria Distribution Agreement will remain Confidential Information hereunder; or

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	is disclosed to the receiving Party without restriction by a Third Party lawfully in possession of such information and not under an obligation of nondisclosure; or

(c)	is or becomes part of the public domain through no breach of this Agreement; or

(d)	is independently developed by or for the receiving Party without reference to Confidential Information of the other Party, as evidenced by such receiving Party’s written records.

1.22	“Decentralized Market” means markets for the sale and use of amplification systems and reagents with random access testing or Stat Testing (as defined below) capability developed and manufactured for use at Third Party sites; provided, an m2000rt Instrument with Stat Testing capability is specifically excluded from this definition.

1.23	“Declaration of Conformity” means a declaration by Celera regarding the conformity of Celera Products with the relevant national laws implementing the IVD Directive.

1.24	“Device History Record” has the meaning set forth in 21 C.F.R. 820.3(i).

1.25	“Device Master Record” has the meaning set forth in 21 C.F.R. 820.3(j).

1.26	“Distribution Term” means the term of this Agreement as defined in Section 13.1 unless otherwise terminated pursuant to the terms of this Agreement.

1.27	“Distributor” means each Third Party with whom AMI or its Affiliates have a contract for distribution of Products.

1.28	“EEA” means the European Union, the European Economic Area and European accessing countries, as the member states constituting the European Union, the European Economic Area and accessing countries change from time to time during the Distribution Term.

1.29	“Estimated Purchase Price” means, with respect to each Specific Celera Product, the average Actual Purchase Price for all such Specific Celera Products purchased by AMI from Celera hereunder as determined pursuant to Section 3.2.

1.30	“FDA” means the United States Food and Drug Administration or any successor agency thereof.

1.31	“Force Majeure Event” means acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, or compliance with any law, order or regulation of any government entity, or any other circumstance outside the control of, but affecting performance of, a Party under this Agreement.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.32	“Fully Loaded Product Cost” means, with respect to a Product Indication, the fully-burdened costs actually and reasonably incurred by Celera to manufacture the Specific Celera Products related to such Product Indication, together with the packaging thereof, including the cost of materials, labor, quality control, and overhead (excluding royalties paid or payable to Third Parties), all as determined in accordance with United States generally accepted accounting principles or International Financial Reporting Standards when required in the United States (“GAAP”) as consistently applied by Celera from year to year starting with 2008 methodology. In the event that GAAP requires a different accounting methodology or Celera elects to change its accounting methodology, then the Parties will negotiate in good faith a change to the applicable percentages set forth in Section 3.2(c)(i) such that neither Party is disadvantaged.

1.33	“Fully Loaded Software Cost” means, with respect to Software, the fully-burdened full-time equivalent and related expenses actually and reasonably incurred by a Party to design, validate and verify such Software for use with a Product and/or an Agreement Instrument.

1.34	“Internal Use” means use of a Molecular Diagnostic Product by or for a Party for such Party’s research, development or clinical activities that do not involve generation of revenue from use or sale of the Molecular Diagnostic Product.

1.35	“Instrument” means any hardware, Software, device, platform or any combination or component thereof, including any uniquely associated accessories and consumables, that facilitates or automates use of a Molecular Diagnostic Product. “Agreement Instrument” means any Instrument except for all existing and future systems useful in any part of in situ hybridization (including Fluorescence In Situ Hybridization), and any and all systems to the extent used in the Decentralized Market.

1.36	“IVD Directive” means the In Vitro Diagnostic Directive 98-79-EC and any amendments thereto governing in vitro diagnostic devices in the European Union.

1.37	“Kit” means the finished, packaged and labeled assembly of a Product configured in accordance with such Product’s Specifications.

1.38	“m2000 Instruments” means both m2000rt Instruments and m2000sp Instruments.

1.39	“m2000rt Instrument” means the Instrument that is designated by AMI as of the Effective Date as “m2000rt” and any Similar Diagnostic Instrument (as defined below) that is distributed by AMI or its Affiliates.

1.40	“m2000sp Instrument” means the Instrument that is designated by AMI as of the Effective Date as “m2000sp” and any Similar Diagnostic Instrument that is distributed by AMI or its Affiliates.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.41	“m2000 Platform Technology” means the real time PCR and sample preparation technology used on the m2000 Instruments.

1.42	“m2000 Product Software” means any Software that provides a specific interface between a Molecular Diagnostic Product, an m2000 Instrument and associated m2000 Software.

1.43	“m2000 Software” means the Software that implements the m2000 Platform Technology, including any upgrades or updates thereto.

1.44	“m3000sp Instrument” means the Instrument as defined in the NPCD entitled “[*]” submitted by Abbott under the Alliance to the JRB on February 6, 2006, and any Similar Diagnostic Instrument that is distributed by AMI or its Affiliates.

1.45	“Molecular Diagnostic Product” means any product intended or designed for use on an Instrument in in vitro amplification, detection, quantification, extraction or sequencing of a nucleic acid in or from a human biological sample.

1.46	“Net Sales” means, with respect to any particular period, the total of OUS Sales and U.S. Sales in that period. Net Sales excludes Specific Celera Products for Internal Use and Free Products (as defined in Section 2.5), so long as AMI and its Affiliates receive no monetary compensation in any form for Internal Use or Free Products.

1.47	“New Celera Product” means a Proposed Celera Product accepted pursuant to Section 2.13(a), a New m2000 Product accepted pursuant to Section 2.13(b), a Celera Pipeline Product accepted pursuant to Section 2.14 or a Celera Development Product.

1.48	“New m2000 Product” means a Molecular Diagnostic Product that: (a) is designed to be used with Platform Technology of the m2000rt Instrument; and (b) is not a Product, a Competing Product, or a Celera Pipeline Product. A New m2000 Product may be a Proposed Celera Product.

1.49	“New Seq Instrument” means a sequencing Instrument using capillary electrophoresis Platform Technology and associated Software with such sequencing Instrument (hereinafter “New Seq Instrument Software”), if any, that bear a CE Mark and/or are cleared or approved by the FDA as part of an IVD assay system or independently.

1.50	“New Seq Product” means a Molecular Diagnostic Product that is designed for use on a New Seq Instrument and is not a Product or Competing Product.

1.51	“New Seq Product Software” means any Software that provides a specific interface between a New Seq Product and a New Seq Instrument and associated New Seq Instrument Software, including any upgrades or updates thereto.

1.52	“OUS Sales” means:

(a)	With respect to any Specific Celera Product purchased by AMI and sold or otherwise disposed of by or for AMI or an AMI Affiliate to a Third Party outside the United States, the gross amount billed to such Third Party for such Specific Celera Product, less the following Subsections (i)-(v) to the extent separately identified on an invoice, credit memo, debit memo or a written document specific to rebates to or with such Third Party:

(i)	credits, allowances, discounts and rebates actually given to such Third Party and charge backs from the account of such Third Party for spoiled, damaged, out-dated, rejected or returned Specific Celera Products; provided, if AMI or its Affiliates actually give a rebate to a Third Party for both Specific Celera Product(s) and other diagnostic products, AMI will allocate the rebate based on the gross billings for such Specific Celera Product(s) relative to the gross billings of such other diagnostic products;

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)	actual freight, postage, transportation and insurance costs incurred in delivering Specific Celera Products to the extent billed to such Third Party;

(iii)	reasonable and customary cash, quantity and trade discounts actually given to such Third Party;

(iv)	sales, use, value-added and other direct taxes to the extent billed to such Third Party; and

(v)	customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Specific Celera Products to the extent billed to such Third Party.

(b)	With respect to a Combination Product, OUS Sales will be the amount billed for such Combination Product to the Third Party, less the allowances and adjustments referred to in Sections 1.52(a)(i)-(v), multiplied by the fraction A/A+B, where A is the OUS Sales of the Specific Celera Product sold separately during the royalty period in question, and B is OUS Sales of the other diagnostic products in the Combination Product sold separately during the royalty period in question. If there are no sales of the Specific Celera Product or for the other diagnostic products, then for the purposes of calculating OUS Sales, the Parties will discuss in good faith the relative values of Specific Celera Product and the other diagnostic products so as to arrive at a fair allocation for Combination Products upon which to base the OUS Sales thereof.

(c)	In the event AMI or its Affiliates provide a diagnostic testing service using a Specific Celera Product or otherwise transfer a Specific Celera Product to an end user that is AMI itself or an AMI Affiliate or to an end user that enjoys other than an arms-length relationship with one or more of AMI or its Affiliates:

(i)	OUS Sales for such Specific Celera Product will equal an average of OUS Sales for similar quantities of such Specific Celera Products sold to all Third Parties in the same country where such services were rendered or such transfer occurred during the twelve (12) months preceding the transaction.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(ii)	If information relating to the average specified in Section 1.52(c)(i) is unavailable, OUS Sales for such Specific Celera Product will equal the published list price of such Specific Celera Product offered to Third Parties in the same country where such services were rendered or such transfer occurred.

1.53	“Party” means AMI or Celera, and “Parties” means AMI and Celera.

1.54	“Patent Rights” means: (a) patent applications filed in any country; (b) all patents including supplemental protection certificates that have issued or in the future issue from any of the foregoing applications in (a), including, without limitation, utility models, design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, re-examination certificates, renewals, extensions or additions to any such patents and patent applications in (a) and (b).

1.55	“Platform Technology” means the mode of operation of an Instrument.

1.56	“Product” means a Celera Product or an AMI Product, as the context requires, and “Products” means Celera Products or AMI Products, or both, as the context requires.

1.57	“Product Indication” means the clinical utility or intended use of a particular Molecular Diagnostic Product, including, for example, the Product Indications identified in Appendices 1.5 and 1.13.

1.58	“Quality Systems and GMP Requirements” means the current and any future quality system and good manufacturing practices regulations under 21 C.F.R. Part 820 to the extent that such regulations are applicable to a Celera Product, as such regulations are promulgated by the FDA. The applicable Quality Systems and GMP Requirements for any lot of Celera Product will be those regulations in effect when such lot is manufactured by Celera for AMI.

1.59	“RAP” means a program for the Commercialization of Molecular Diagnostic Products in conjunction with an Instrument whereby the price for the Molecular Diagnostic Products includes the amortization cost or leasing cost of the Instrument, the cost of servicing the Instrument and/or other items of cost recovery in connection with supply and support of the Instrument.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.60	“Rebate Amount” means an amount of money payable by AMI or an AMI Affiliate to a Third Party end user that (a) is conditioned on such Third Party purchasing in the United States during a defined time period from AMI or an AMI Affiliate a specified volume of Specific Celera Products, (b) is required by a written agreement between AMI or its Affiliate and such Third Party, and (c) had been reported to Celera pursuant to Section 3.3(d).

1.61	“Regulatory Approval” means the technical, medical and scientific licenses, registrations, authorizations, clearances and approvals required for marketing or use of a Molecular Diagnostic Product (including, without limitation, approvals of CE Mark, Pre-Market Approval Applications, Investigational Device Exemptions, Biologic License Applications, Investigational New Drug Applications, 510k notices, pre- and post- approvals, pricing and Third Party reimbursement approvals, and labeling approvals and any supplements and amendments to any of such approvals) of any national, supra-national (e.g., the European Commission, the Council of the European Union, or the European Agency for the Evaluation of Medicinal Products), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Products in a regulatory jurisdiction.

1.62	“Regulatory Authority” means the FDA and/or any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country or supra-national territory of the world having jurisdiction over granting a Regulatory Approval for a Celera Product.

1.63	“Royalty Agreement” means the agreement dated on even date herewith between Abbott and Celera relating to termination of the Alliance Agreement.

1.64	“Sales Minimums” means the annual sales targets for Celera Products as set forth in Section 2.15, as may be adjusted pursuant to Section 2.17.

1.65	“Serious Incident” means an incident involving a Celera Product that is reportable to a Competent Authority as defined in Section 5 of Annex III of the IVD Directive and the European Commission Medical Device Vigilance Guidelines or such other guidelines as may be issued from time to time.

1.66	“Signature Date” means the date of signature of the last Party to sign this Agreement.

1.67

“Similar Diagnostic Instrument” means any Agreement Instrument that is developed and manufactured pursuant to quality system and good manufacturing practices regulations promulgated by FDA or comparable regulatory entities outside the United States and that (a) differs from an m2000 Instrument in a manner that does not constitute a significant change or modification as defined in 21 C.F.R. Section 807.81(a)(3)(i) and (ii) as in effect on the Effective Date, or (b)

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

regardless of whether regulatory submissions would be required, differs from an m2000 Instrument (i) because of required changes or upgrades necessary to maintain manufacturability or functionality of the m2000 Instrument, or (ii) because of upgrades in Software that may expand functionality of the m2000 Instrument.

1.68	“Software” means computer programs.

1.69	“Specific Celera Product” means, individually, a Celera Product having a product number as listed on Appendix 1.69, which Appendix may from time to time be amended by the written agreement of the Parties to add or delete Specific Celera Products. Such amended Appendix will become a part of this Agreement as if originally incorporated herein.

1.70	“Specifications” means those product, labeling, packaging and performance specifications for each Specific Celera Product that is to be purchased and supplied under this Agreement, the number and title of which are set forth on Appendix 1.70. The Specifications may from time to time be amended by the written agreement of the Parties and the full document for which will be provided to AMI upon request. Any amended Specifications agreed upon by the Parties will become a part of this Agreement as if originally incorporated herein.

1.71	“Stat Testing” means the performance of an individual diagnostic test on an instrument without pre-scheduling use of the instrument and which allows prioritization of the next sample.

1.72	“Technical File” means the documentation relating to the Celera Products that contain information on the Celera Products as required by the IVD Directive in Annex III, Section 3.

1.73	“Technology” means conceptions, ideas, innovations, discoveries, inventions, processes, machines, biological materials, formulae, equipment, compositions of matter, improvements, enhancements, modifications, technological developments, know-how, show-how, methods, techniques, systems, designs, production systems and plans, Software, documentation, data, programs and information (irrespective of whether in human or machine-readable form) and works of authorship, whether or not patentable, copyrightable, or susceptible to any other form of legal protection.

1.74	“Territory” means the entire world.

1.75	“Third Party” means any individual, corporation, partnership, trust or other business or government organization or entity, and any other recognized organization or entity other than AMI, Abbott, Celera and their respective Affiliates.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.76	“Transition Period” means the period starting October 1, 2008 and ending on December 27, 2008.

1.77	“U.S. Sales” means:

(a)	With respect to any Specific Celera Product sold or otherwise disposed of by or for AMI or an AMI Affiliate to a Third Party in the United States, the gross amount billed to such Third Party for such Specific Celera Product, less the following Subsections (i)-(iv) to the extent separately identified on an invoice, credit memo or debit memo to such Third Party:

(i)	actual freight, postage, transportation and insurance costs incurred in delivering Specific Celera Products to the extent billed to such Third Party;

(ii)	sales, use, value-added and other direct taxes to the extent billed to such Third Party;

(iii)	customs duties, surcharges and other governmental charges incurred in connection with the exportation or importation of such Specific Celera Products to the extent billed to such Third Party; and

(iv)	shipping and billing errors actually billed to or credited against such Third Party.

(b)	If Rebate Amounts are disclosed pursuant to Section 3.2(e) or 3.2(f), then with respect to a Third Party end user purchaser of Specific Celera Products from AMI or an AMI Affiliate, in addition to the applicable deductions provided in Sections 1.77(a)(i)-(iv) for specific sales transactions, AMI may deduct from the total amount billed to such Third Party for Specific Celera Products in an applicable Calendar Quarter any Rebate Amount actually accrued or paid by AMI or its Affiliates to such Third Party during the applicable Calendar Quarter.

(c)	With respect to a Combination Product, U.S. Sales will be the amount billed for such Combination Product to the Third Party, less the allowances and adjustments referred to in Sections 1.77(a)(i)-(iv), multiplied by the fraction A/A+B, where A is the U.S. Sales of the Specific Celera Product sold separately during the royalty period in question, and B is the U.S. Sales of the other diagnostic products in the Combination Product sold separately during the royalty period in question. If there are no sales of the Specific Celera Product or of the other diagnostic products during the royalty period in question, then for the purposes of calculating U.S. Sales, the Parties will discuss in good faith the relative values of Specific Celera Product and the other diagnostic products so as to arrive at a fair allocation for Combination Products upon which to base the U.S. Sales thereof.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)	In the event AMI or its Affiliates provide a diagnostic testing service using a Specific Celera Product or otherwise transfers a Specific Celera Product to an end user that is AMI itself or an AMI Affiliate or to an end user that enjoys other than an arms-length relationship with one or more of AMI or its Affiliates:

(i)	U.S. Sales for such Specific Celera Product will equal an average of U.S. Sales for similar quantities of such Specific Celera Products sold to all Third Parties during the twelve (12) months preceding the transaction in the United States.

(ii)	If information relating to the average specified in Section 1.77(d)(i) is unavailable, U.S. Sales for such Specific Celera Product will equal the published list price of such Specific Celera Product offered to Third Parties in the United States.

1.78	“Upgrade” means a modified or improved Product for use on the same Platform Technology.

1.79	Additional Defined Terms. The following terms are defined in the Sections indicated:

“874 Collaboration”	Section 2.13(c)
“AMI Inventory”	Section 3.2
“Act”	Section 6.7
“Additional Units”	Section 3.3(e)
“Adopted AMI License”	Section 3.8
“ADR”	Section 14.7
“Agreement Instrument”	Section 1.35
“Alliance Agreement”	Recitals
“Atria Distribution Agreement”	Recitals
“Breakeven Sales Price”	Section 2.2(d)
“[*]”	Appendix 1.13
“[*]”	Appendix 1.13
“Celera Materials”	Section 9.5
“Celera Trademarks”	Section 9.5(b)
“CoA”	Section 4.2(b)
“CoC”	Section 4.3(b)
“Competing Service”	Section 3.1(c)
“Components”	Section 3.5
“Damages”	Section 12.5
“Difference Payment”	Section 2.16(a)
“Direct Costs”	Section 6.6(c)
“Discounted Products”	Section 2.5

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Field Correction”	Section 6.6(a)
“Free Products”	Section 2.5
“GAAP”	Section 1.32
“[*]”	Section 1.12
“Initial Term”	Section 13.1
“Intent Notice”	Section 2.16(a)
“MDR”	Section 6.7
“Minimum Resale Price”	Section 2.2(c)
“MSDSs”	Section 4.10
“New Seq Instrument Software”	Section 1.49
“Non-Publishing Party”	Section 10.6
“Product Actions”	Section 6.6(a)
“Proposed Celera Product”	Section 2.13(a)
“Prorated Difference Payment”	Section 2.16(a)
“Publishing Party”	Section 10.6
“Quarterly Report”	Section 3.9
“Recall”	Section 6.7(a)
“Release Testing”	Section 4.3(a)
“Renewal Term”	Section 13.1
“Third Party Royalties”	Section 3.8(b)

1.80	Rules of Construction. For the purposes of this Agreement, unless the context otherwise requires:

(a)	In any provision, (i) “including” and “include” are not exclusive and are deemed to be followed by the words “without limitation”; (ii) “herein” or “hereof” refer to this Agreement; (iii) an accounting term not otherwise defined has the meaning assigned to it in accordance with accounting principles that are generally accepted in the United States of America; (iv) words in the singular include the plural and words in the plural include the singular; (v) reference to any gender includes the other gender; and (vi) any date specified for any action that is not a business day means the first business day after such date.

(b)	References to Articles and Sections without identifying a specific agreement will be deemed references to Articles and Sections of this Agreement. The captions of Articles and Sections are for convenience of reference only and will not be used in the interpretation of this Agreement.

(c)	References to this Agreement will include any amendment made to this Agreement in accordance with the terms hereof, and will include any schedules, exhibits, appendices or other materials incorporated into this Agreement.

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Article 2. Distribution

2.1	Appointment. Subject to the terms of this Agreement, Celera hereby appoints AMI: (a) as its exclusive distributor (even as to Celera and its Affiliates) for the marketing, promotion, solicitation, sales, distribution and support of Celera Products (i) in the Territory for the Initial Term, and (ii) in the Territory outside the EEA during any Renewal Term; and (b) as its non-exclusive distributor for the marketing, promotion, solicitation, sales, distribution and support of Celera Products in the EEA during any Renewal Term. AMI may sell or otherwise distribute Celera Products directly to customers or through AMI Affiliates or Distributors, provided in each case AMI retains control of and responsibility for actions of such Affiliates and Distributors with respect to Celera Products. Within sixty (60) days after the Signature Date, AMI will list in Appendix 2.1 all countries in which it uses Distributors for distribution of Products as of the Signature Date. In the event, during the Distribution Term, AMI or its Affiliates wish to increase or change the countries in which AMI uses Distributors for distributing Products, AMI will give Celera sixty (60) days’ advance written notice thereof and will refrain from such increase or change until approved by Celera, which approval will occur within sixty (60) days and which will not be unreasonably withheld.

2.2	Selling Price. AMI, in its sole discretion, will determine the final sales price of each Specific Celera Product.

(a)	The pricing policy and structure applied by AMI to Specific Celera Products will be the same as applied to other comparable products and services offered by AMI in comparable markets, and any discounts, rebate or pricing adjustments AMI establishes for Specific Celera Products will not disproportionately reduce the price of Specific Celera Products versus other AMI products and services.

(b)	Any discount to the sales price of a Specific Celera Product will be consistent with the overall discounting policy of AMI in connection with the sale of its other Molecular Diagnostic Products (including AMI Products) and, when considered in relation to the percentage discount applicable to AMI’s Molecular Diagnostic Products which are sold together with or in connection with a Specific Celera Product, will not materially adversely affect Net Sales.

2.3	Marketing and New m2000 Product Development. The Parties will meet at least twice per Calendar Year to discuss marketing and sales activities for Celera Products, to discuss Celera’s programs for New m2000 Product development, and to discuss any Celera Product that AMI believes is or may become non-competitive. Either Party may call additional meetings for good cause.

2.4

Promotion Material. Celera will provide to AMI, at no cost, any available promotional materials developed by or for Celera relating to the Celera Products, for use by AMI. Further, AMI may, at its own cost and expense, develop

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guidelines, promotion aids, reference materials, training and sales documentation and promotional materials for Celera Products (“AMI Materials”), including any AMI Materials that may be made available on AMI’s website, the use of which will be subject to reasonable prior review by Celera. Celera will review and comment on any AMI Materials related to the Celera Products within thirty (30) days after receipt thereof. AMI Materials will be deemed as approved by Celera if AMI does not receive comments from Celera within thirty (30) days after delivery of AMI Materials to Celera.

2.5	Free Products. In conjunction with the marketing and promotion of Celera Products, AMI may distribute a limited amount of Specific Celera Products to customers or prospective customers at no charge (“Free Products”) as an introduction to a New Celera Product that has been accepted by AMI pursuant to Section 2.13(a) or an introduction of a new customer to Celera Products, consistent with the overall free product policy of AMI in connection with the sale of its other Molecular Diagnostic Products. AMI will limit the Free Products to [*] ([*]) Kits or Kit equivalents per Celera Product Group per new customer or per New Celera Product per customer. If AMI exceeds such limit, it will discuss the reason with Celera, and Celera will either approve such excess Celera Products for accounting treatment as Free Products per Section 3.10(a), or not approve AMI’s reason for exceeding such limits. If not approved by Celera, AMI will pay the Estimated Purchase Price for each Specific Celera Product distributed as a Free Product over the limit or choose not to supply such Specific Celera Product to the prospective customer.

2.6	Diligence. AMI will use commercially reasonable efforts to promote, market, sell, distribute and support Celera Products. Such efforts will be no less than those used by AMI with respect to its other Molecular Diagnostic Products, including AMI Products, which have the same or similar market potential.

2.7	AMI Instruments to Customers. AMI will be responsible, in its sole discretion, for providing AMI Instruments, by sale, lease or RAP, to customers for use of Celera Products.

2.8	Service and Support. AMI will use, and will cause its Affiliates and Distributors to use, commercially reasonable efforts to provide service and support to customers purchasing Celera Products sold or otherwise distributed by or for AMI, its Affiliates or Distributors and for associated AMI Instruments used by such customers, so long as such AMI Instruments are owned by AMI or its Affiliates and placed with the customer under RAP, or a customer has purchased a service contract with AMI, its Affiliates or Distributors. These efforts will be consistent with the commercially reasonable efforts used by AMI with respect to other Molecular Diagnostic Products and Agreement Instruments it markets and distributes for which it provides service and support and which have the same or similar market potential. AMI will not be responsible for providing service or support for any AMI Instrument placed by Celera unless the customer has purchased a service contract with AMI, its Affiliate or Distributor.

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2.9	AMI’s Responsibilities. Except as otherwise provided herein and without limiting the generality of the foregoing, AMI will, at its own cost and expense:

(a)	conduct advertising and sales promotional activities of a nature consistent with industry standards and norms as it deems reasonably appropriate to sell Celera Products; provided, that Celera also may promote Celera Products for distribution by AMI, subject to the consent of AMI, which consent will not be unreasonably withheld; and

(b)	exercise reasonable care in the storage, shipping and handling of Celera Products and comply with all reasonable instructions of Celera with respect to such storage, shipping and handling.

2.10	Celera Product Support.

(a)	Celera, at its expense, will offer three (3) initial technical training programs for AMI personnel, Distributors or customers for each Celera Product. If AMI desires to have additional training courses, Celera will provide such training at AMI’s expense at site(s) to be determined by mutual agreement.

(b)	AMI will bear the travel, lodging and subsistence expenses that are incurred by its personnel, Distributors or customers in conjunction with any of the training programs offered by Celera.

(c)	Upon AMI’s reasonable request, Celera will provide, up to three (3) times per Calendar Year during the Distribution Term, at Celera’s reasonable cost and expense, reasonable technical assistance and support, to the extent requested by AMI, in connection with any trade show or exhibition at which AMI elects to participate and to promote Celera Products.

2.11	Compliance. Each Party will comply, and use commercially reasonable efforts to cause its Affiliates and distributors to comply, in all material respects with all applicable treaties, laws and regulations related to its, its Affiliates’ and its distributors’ activities under this Agreement, including, without limitation, Quality Systems and GMP Requirements, applicable food and drug and export laws of the United States and applicable food and drug and import laws of foreign countries in which Celera Products are sold or otherwise distributed, and will not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such treaty, law or regulation.

2.12

Commercially Reasonable Efforts. Celera will exercise commercially reasonable efforts to keep all Celera Products competitive in their intended market in terms of performance and quality, and AMI will exercise commercially reasonable efforts to keep all Celera Products competitive in terms of price. In each case, such efforts will be no less than those used by the respective Party with respect

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to its other Molecular Diagnostic Products which have the same or similar market potential. During a meeting of the Parties pursuant to Section 2.3, AMI may raise the potential non-competitiveness of a Specific Celera Product, and, in such event, Celera will consult with AMI within ninety (90) days thereafter concerning the basis for AMI’s belief and possible remedies. If Celera disagrees with AMI’s characterization that a Specific Celera Product is non-competitive, the dispute will be resolved pursuant to Section 14.7. If the Parties agree that an Upgrade to such Specific Celera Product is a remedy, the Parties will agree on a plan and schedule for development of such an Upgrade while AMI continues to distribute the current Specific Celera Product; provided, however, if Celera does not meet such plan or schedule and the Parties do not agree to modify the plan or schedule, AMI may develop and Commercialize a Competing Product to such Specific Celera Product; provided, further, the Sales Minimums will be reduced on a prorata basis. If the Parties agree that the Specific Celera Product is not competitive but cannot agree on a remedy, AMI may develop and Commercialize a Competing Product to such Specific Celera Product; provided, the Sales Minimums will be reduced on a prorata basis. In either of the cases in which AMI Commercializes a Competing Product pursuant to this Section 2.12, AMI will pay Celera a royalty pursuant to the provisions of the Royalty Agreement and Celera may distribute the Specific Celera Product directly or through a Third Party subject to royalties payable under Section 4.1(m) of the Royalty Agreement.

2.13	New Celera Products.

(a)	Either Party may propose to the other Party the addition to this Agreement of a Molecular Diagnostic Product that was not a Celera Product as of the Effective Date and is not a Competing Product (“Proposed Celera Product”). Any such proposal will be by written notice to the other Party and will identify the Proposed Celera Product, the Platform Technology of the Agreement Instrument on which such Proposed Celera Product is run, the Product Indication addressed thereby, and the proposed launch date. The other Party, in its sole discretion, may accept or reject the proposal by written notice to the proposing Party not less than sixty (60) days after the date such proposal was received. If rejected, the proposing Party thereafter may make, have made, use, sell or otherwise distribute the Proposed Celera Product; provided, however, notwithstanding Section 9.1, no rights under any Patent Rights owned by the other Party or its Affiliates are granted herein with respect to a rejected Proposed Celera Product, except to the extent the Proposed Celera Product is subject to the Royalty Agreement, in which event, the proposing Party will be obligated to pay to the other Party a royalty based upon Commercialization of such rejected Proposed Celera Product by the proposing Party or its Affiliates. If accepted, the Parties will negotiate in good faith on (i) consideration payable by AMI to Celera for distribution rights, (ii) the adjustment to Sales Minimums for each Calendar Year or part thereof following such acceptance and (iii) application of Article 3 to the accepted Proposed Celera Product.

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(b)	Each Party will have the right to develop New m2000 Products. Notwithstanding Section 2.13(a), in the event, during the Distribution Term, (i) Celera develops or acquires a New m2000 Product, and (ii) Celera proposes to make the New m2000 Product available other than as a diagnostic testing service, then Celera (y) may itself distribute the New m2000 Product, or (z) may propose terms to AMI in writing for the right to distribute the New m2000 Product pursuant to this Agreement. If Celera proposes terms to AMI for distribution of such New m2000 Product, AMI may accept or reject such terms or propose alternative terms within sixty (60) days after receipt of such written proposal. Upon AMI’s acceptance of the New m2000 Product under mutually agreed terms, such product will become a Celera Product hereunder. If AMI rejects the proposed terms, the Parties do not agree to alternative terms, or AMI fails to respond within the sixty (60)-day period, Celera will be free to negotiate with any Third Party for distribution of the New m2000 Product. If Celera elects to distribute such New m2000 Product itself, or AMI rejects the proposed terms or the Parties do not agree to alternative terms and Celera distributes the New m2000 Product through a Third Party, Celera will pay AMI a royalty for each New m2000 Product as provided in the Royalty Agreement.

(c)	Subject to the terms and conditions of the Collaboration Agreement between Abbott and Celera dated November 4, 2008 (“874 Collaboration”), a Diagnostic Product as defined in the 874 Collaboration will be a Proposed Celera Product if Abbott and Celera reach agreement under Section 7.3(a) of the 874 Collaboration, and, if Celera accepts the Diagnostic Product pursuant to Section 2.13(a) hereof, this Agreement will be the Future Distribution Agreement contemplated by Section 7.3(b) of the 874 Collaboration. If Celera rejects the Diagnostic Product, Abbott’s rights to Commercialize the Diagnostic Product will be subject to the 874 Collaboration.

2.14	Celera Development.

(a)

The project plans and schedules for development of each Celera Development Product are attached as Appendix 2.14(a). At least twice each Calendar Year during the Distribution Term, Celera will advise AMI of the status of development of each Celera Development Product, including a report regarding the date each such Celera Development Product will be ready for Commercialization and the date Celera will be ready to manufacture such Celera Development Product for distribution by AMI. Should Celera not meet, or notify AMI after reasonable development efforts that it will not meet, the schedule for such Commercialization or manufacture of any Celera Development Product, (i) AMI may develop

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and Commercialize a product similar to such Celera Development Product and such similar product will not be considered a Competing Product, and (ii) such Celera Development Product will be deleted from Appendix 1.13. If Celera thereafter Commercializes such Celera Development Product (including through its Affiliates) or through a Third Party distributor, Celera will pay to AMI the royalty on the Celera Development Product as provided in Section 4.1(l) of the Royalty Agreement.

(b)	If Celera completes development of a Celera Development Product within the schedule set forth in Appendix 2.14(a), Celera will notify AMI in writing that such Celera Development Product is ready for distribution pursuant to this Agreement. Within sixty (60) days after such notice, the Parties will negotiate in good faith (i) the adjustment to Sales Minimums for each Calendar Year or part thereof, and (ii) application of Article 3 to the Celera Development Product.

(c)	When Celera completes development of the Celera Pipeline Product, Celera will offer in writing to AMI the right to distribute hereunder such Celera Pipeline Product, which AMI may accept or reject within sixty (60) days of receipt of such offer. If AMI elects not to accept the offer or fails to respond within the sixty (60)-day period, Celera will be free to negotiate with any Third Party for distribution of the Celera Pipeline Product or distribute such Celera Pipeline Product itself. In the event AMI has Commercialized a product designed to detect the same Analyte detected by such Celera Pipeline Product using the same Platform Technology and intended to address the same Product Indication using the same Platform Technology as such Celera Pipeline Product at the time that Celera offers distribution rights to AMI under this Section 2.14(c), AMI may continue to Commercialize such Molecular Diagnostic Product, which will not be considered a Competing Product and for which no royalties or other payment will be due to Celera as a result of AMI’s sales thereof. If AMI rejects Celera’s offer to distribute the Celera Pipeline Product and Celera thereafter Commercializes it directly (including through its Affiliates) or through a Third Party distributor, Celera will pay to AMI the royalty on the Celera Pipeline Product as provided in Section 4.1(h) of the Royalty Agreement. If AMI accepts the offer to distribute the Celera Pipeline Product, such product will be a Celera Product hereunder.

(d)	Nothing in this Section 2.14 is intended to expressly or impliedly grant to either Party rights under any intellectual property owned by the other Party.

2.15	Sales Minimums. Subject to Section 2.17, AMI will exercise commercially reasonable efforts to achieve the Sales Minimum specified below for the specified period:

(a)	For Calendar Year 2009, either

(i)	if AMI or its Affiliates Commercialize a Cannibalizing Product in 2009, a Sales Minimum of [*] U.S. Dollars (US$[*]); or

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(ii)	if AMI or its Affiliates do not Commercialize a Cannibalizing Product in 2009 there will be no Sales Minimum.

(b)	For Calendar Year 2010, either

(i)	if AMI or its Affiliates Commercialize a Cannibalizing Product in 2010, a Sales Minimum of [*] U.S. Dollars (US$[*]); or

(ii)	if AMI or its Affiliates do not Commercialize a Cannibalizing Product in 2010, there will be no Sales Minimum.

(c)	For Calendar Year 2011 and each subsequent Calendar Year during the Initial Term, the Sales Minimum will be the greater of [*] U.S. Dollars (US$[*]) or [*] percent ([*]%) of AMI’s long-range plan forecast for Celera Products for such Calendar Year, as determined six (6) months prior to the start of such Calendar Year; provided, the Sales Minimum for each Calendar Year after the Initial Term, if any, will be adjusted pro rata based upon AMI’s purchases for distribution in the EEA pursuant to Section 3.1.

(d)	By August 31, 2012, AMI will provide to Celera a non-binding forecast for Celera Products in the Territory for the first Renewal Term for the purpose of agreement by the Parties on the Sales Minimums for such first Renewal Term, if any.

(e)	By August 31, 2014, AMI will provide to Celera a non-binding forecast for Celera Products in the Territory for the second Renewal Term for the purpose of agreement by the Parties on the Sales Minimums for such second Renewal Term, if any.

2.16	Failure to Meet Sales Minimums.

(a)	If, at the end of a Calendar Quarter during Calendar Years 2009 or 2010, if AMI or its Affiliates has Commercialized a Cannibalizing Product and AMI has not achieved at least [*] percent ([*]%) of the prorated portion of the Sales Minimum for the then-current Calendar Year pursuant to Section 2.15 (to the extent effective), as such Sales Minimum may have been adjusted pursuant to Section 2.17, Celera, at its option within fifteen (15) days after receipt by Celera of the applicable Quarterly Report required by Section 3.9, may give AMI written notice of an intent to terminate this Agreement (“Intent Notice”). Within fifteen (15) days after the Intent Notice, the Parties will discuss the probability that AMI will meet the Sales Minimum for such Calendar Year. If, after such discussion, Celera believes in good faith that AMI will not meet the Sales Minimum for the Calendar Year, Celera may, within thirty (30) days after the date of the Intent Notice, give AMI written notice of termination, which termination will be effective [*] ([*]) months after the date of the Intent Notice.

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Within thirty (30) days after such notice of termination, AMI at its sole discretion may notify Celera in writing that AMI will pay Celera the difference between AMI’s sales of Celera Products for the then-current Calendar Year and the prorated applicable Sales Minimum for such Calendar Year, as may have been adjusted pursuant to Section 2.17 (“Prorated Difference Payment”); provided, this option is available only if AMI has achieved at least [*] percent ([*]%) of the prorated portion of the applicable Sales Minimum for the then-current Calendar Year pursuant to Section 2.15, as such Sales Minimum may have been adjusted pursuant to Section 2.17.

(b)	If, at the end of Calendar Year 2011 or each subsequent Calendar Year during the Distribution Term, AMI has not satisfied the Sales Minimum, for the just-concluded Calendar Year pursuant to Section 2.15, as such Sales Minimum may have been adjusted pursuant to Section 2.17, Celera, at its option, may give AMI written notice of termination which termination will be effective [*] ([*]) months after the date of the notice of termination. Celera will give AMI such notice of termination within forty-five (45) days after receipt by Celera of the Quarterly Report required by Section 3.9 for the fourth Calendar Quarter of the just-concluded Calendar Year.

Within thirty (30) days after such notice of termination, AMI at its sole discretion may notify Celera in writing that AMI will pay Celera the difference between AMI’s sales of Celera Products for the just concluded Calendar Year and the applicable Sales Minimum for such Calendar Year, as may have been adjusted pursuant to Section 2.17 (“Difference Payment”); provided, this option is available only if:

(i)	AMI has achieved at least [*] percent ([*]%) of the applicable Sales Minimum for the just concluded Calendar Year pursuant to Section 2.15, as such Sales Minimum may have been adjusted pursuant to Section 2.17; or

(ii)	AMI has achieved at least [*] percent ([*]%) of the applicable Sales Minimum for the just concluded Calendar Year and at least [*] percent ([*]%) of the applicable Sales Minimum for each of the immediately preceding two (2) Calendar Years, all such Sales Minimums being as specified in Section 2.15 (even if there was no Commercialization of a Cannibalizing Product) and as may have been adjusted pursuant to Section 2.17.

(c)	Even if AMI has not met the options of Sections 2.16(a) or (b), AMI may offer to pay Celera within thirty (30) days after a notice of termination, the applicable Prorated Difference Payment or Difference Payment, and Celera may, in its sole discretion, accept such Prorated Difference Payment or Difference Payment from AMI.

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(d)	AMI will pay any Prorated Difference Payment or Difference Payment within thirty (30) days after (i) AMI notifies Celera that it will make such Prorated Difference Payment pursuant to Section 2.16(a) or (ii) AMI notifies Celera that it will make such Difference Payment pursuant to Section 2.16(b), as applicable, or after Celera accepts such Prorated Difference Payment or Difference Payment pursuant to Section 2.16(c). If AMI makes a Prorated Difference Payment or Difference Payment pursuant to this Section 2.16, any associated notice of termination will be void and of no effect, and this Agreement will continue in full force and effect.

(e)	If AMI (i) notifies Celera that it will not make the Prorated Difference Payment or Difference Payment, (ii) fails to notify Celera of its agreement to pay the Prorated Difference Payment or Difference Payment within the 30-day period, (iii) is ineligible for the option pursuant to Section 2.16(a) or (b), or (iv) fails to pay the Prorated Difference Payment or Difference Payment in accordance with Section 2.16(d), or if Celera does not accept a Prorated Difference Payment or Difference Payment offered pursuant to Section 2.16(c), termination of this Agreement will become effective [*] ([*]) months after the date of Celera’s notice of termination.

(f)	On the effective date of termination, all rights and obligations of each Party under this Agreement will cease. Such termination will not affect the rights and obligations provided in the Royalty Agreement.

(g)	This Section 2.16 will apply to each Calendar Quarter or Calendar Year, as applicable, for which Prorated Sales Minimums or Sales Minimums are applicable. Payment by AMI and acceptance by Celera of a Prorated Difference Payment or a Difference Payment for a Calendar Quarter or a Calendar Year will not be construed to modify the terms of this Section 2.16 for subsequent Calendar Quarters or Calendar Years.

2.17	Sales Minimum Adjustments. If any New Celera Product is added to this Agreement, the Parties will agree to an appropriate increase to the Sales Minimums, if any, for the Calendar Year the New Celera Product is added and for each Calendar Year thereafter. Conversely, the Parties will agree on an appropriate decrease of Sales Minimums pro rata in proportion to the effect any of the following events have on AMI’s ability to meet such Sales Minimums for the particular Calendar Year(s) affected:

(a)	failure by Celera to supply (i) a Celera Product (including a failure due to a Force Majeure Event) in the amounts specified by AMI in the monthly forecasts (excluding Additional Units) or (ii) a Celera Product that meets the Specifications for such Celera Product or the representations, covenants or warranties given by Celera under this Agreement;

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(b)	a Recall of a Celera Product;

(c)	any change in the Specifications that adversely affects the performance of a Celera Product;

(d)	any shortfall in supply of a Celera Product (including shortfalls resulting from AMI’s exercise of its rights in Sections 4.7 and 4.8;

(e)	the occurrence of a Force Majeure Event affecting AMI’s ability to distribute Celera Products;

(f)	a decision by [*] not to purchase Celera Products pursuant to a bid pending as of the Signature Date, despite AMI’s commercially reasonable efforts to obtain such business;

(g)	as described in Section 2.12: (i) failure of Celera to meet a plan or schedule for the development of an Upgrade to a Specific Celera Product; or (ii) failure of the Parties to agree on a remedy for a non-competitive Specific Celera Product;

(h)	a decision pursuant to Section 9.4(c) to terminate AMI’s distribution rights of a Celera Product due to infringement or alleged infringement by AMI or Celera of a Third Party’s intellectual property rights;

(i)	distribution of a material quantity of Competing Product or Cannibalizing Product by a Third Party resulting from (i) the failure of Celera to pursue Third Party infringement of a Celera Patent Right as set forth in Section 9.2, or (ii) Celera’s grant to a Third Party or a Celera Affiliate of a license(s) to Celera’s Technology and Patent Rights as set forth in Section 9.6; or

(j)	as a consequence of discontinuation or termination of a Celera Product or as otherwise agreed to by the Parties.

Article 3. Purchase and Sale, Purchase Price, Orders, Product Supply

3.1	Purchase and Sale.

(a)

Except as provided in the following sentence relating to AMI’s distribution of Celera Products in the EEA, during the Distribution Term and subject to the terms and conditions contained herein, AMI will, and will cause its Affiliates to, purchase all Celera Products exclusively from Celera, and Celera will exclusively manufacture and supply, or cause its Affiliates to exclusively manufacture and supply, to AMI and its Affiliates such quantities of Celera Products as may be ordered by AMI and its Affiliates

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as provided herein. Subsequent to the Initial Term and during any Renewal Term, AMI will, and will cause its Affiliates to, (i) purchase all Celera Products exclusively from Celera for distribution outside the EEA, and (ii) purchase Celera Products for distribution in the EEA on a non-exclusive basis from Celera, and Celera will be free to sell Celera Products in the EEA directly or through Third Party distributors.

(b)	For so long as Celera exclusively manufactures or has manufactured Celera Products for AMI under this Agreement, AMI, at its expense, will be responsible for: (i) obtaining any necessary import license or other import permits, and (ii) paying all custom duties, fees, custom brokerage or any other clearance charges necessary to import the Celera Products into the Territory.

(c)	Except as otherwise provided in this Agreement, during the Distribution Term, each Party will comply with restrictions on sale of Competing Products or Competing Services as provided in Section 2.1 of the Royalty Agreement. “Competing Service” will have the definition set forth in Section 1.16 of the Royalty Agreement.

3.2	Payment. For each unit of Specific Celera Product purchased by AMI and its Affiliates, AMI for itself and its Affiliates will pay to Celera the Actual Purchase Price for such Specific Celera Product. AMI for itself and its Affiliates will initially pay to Celera the Estimated Purchase Price for each Specific Celera Product, calculated as set forth in this Section 3.2. AMI will determine the difference, if any, between the Actual Purchase Price and the Estimated Purchase Price of each Specific Celera Product pursuant to the procedures set forth in this Section 3.2 and Section 3.9. Any over payment or under payment by AMI will be reconciled pursuant to Section 3.11.

(a)

Estimated Purchase Price. The Estimated Purchase Price for each Specific Celera Product purchased by AMI during the first Calendar Quarter of the Distribution Term will be Celera’s Fully Loaded Cost for each such Specific Celera Product, except for the Specific Celera Products for SBT HLA which will be the average sales price charged by AMI or its Affiliates multiplied by [*] percent ([*]%). Thereafter, during the first Calendar Year of the Distribution Term, unless otherwise agreed by the Parties, the Estimated Purchase Price for each Specific Celera Product will be the average sales price charged by AMI or its Affiliates for such Specific Celera Product during the twelve (12) consecutive months preceding September 30, 2008, multiplied by [*] percent ([*]%). Prior to first transfer to AMI from Celera of any New Celera Product, the Parties will agree on an Estimated Purchase Price for such New Celera Product for the remainder of the then-current Calendar Year. Celera will make a good faith effort to notify AMI promptly after Celera determines that the average Estimated Purchase Price for a Celera Product Group is within five percent (5%) of Celera’s Fully Loaded Product Cost plus the

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

applicable percentage rate as determined in Section 3.2(c). Celera will immediately notify AMI whenever Celera determines that the average Estimated Purchase Price for a Celera Product Group is less than Celera’s Fully Loaded Product Cost plus the applicable percentage rate as determined in Section 3.2(c). If the Estimated Purchase Price is less than Celera’s Fully Loaded Product Cost plus the applicable percentage rate as determined in Section 3.2(c), the Estimated Purchase Price will be adjusted upon mutual agreement of the Parties to minimize the variance between the Estimated Purchase Price and Celera’s Fully Loaded Product Cost plus the applicable percentage rate as determined in Section 3.2(c). By June 15 of each Calendar Year during the Distribution Term, the Estimated Purchase Price for each Specific Celera Product for the next Calendar Year will be determined by AMI by calculating the average Actual Purchase Price for each Specific Celera Product from the preceding twelve (12) consecutive months, multiplied by [*] percent ([*]%). AMI will deliver to Celera a written report of such determination not later than June 30 of each Calendar Year.

(b)	Adjustment to Estimated Purchase Price. In the event it is determined, in connection with the preparation and delivery of any Quarterly Report, that the Estimated Purchase Price varies from the Actual Purchase Price for any Calendar Quarter by fifteen percent (15%) or greater, the Estimated Purchase Price will, upon mutual agreement of the Parties, be adjusted so as to minimize the variance for each subsequent Calendar Quarter.

(c)	Actual Purchase Price Protection.

(i)	If Celera determines that the average Actual Purchase Price calculated by AMI for a Calendar Quarter for: (x) all Celera Product Groups (except as provided in Subsection (y) below) is less than the average Estimated Purchase Price for all such Celera Product Groups and is less than Celera’s Fully Loaded Product Cost plus [*] percent ([*]%) for such Celera Product Groups in such Calendar Quarter; or (y) all Celera Product Groups directed to Product Indications Factor II, Factor V or MTHFR [*], is less than the average Estimated Purchase Price for all such Celera Product Groups and is less than Celera’s Fully Loaded Product Cost plus [*] percent ([*]%) for such Celera Product Groups in such Calendar Quarter; then (z) Celera may provide written notification to AMI of such determination within ten (10) business days after receipt of the Quarterly Report or the annual Estimated Purchase Price calculation provided by AMI under this Section 3.2. An example of an Actual Purchase Price protection calculation under this Section 3.2(c)(i) is attached as Appendix 3.2(c)(i) for illustration purposes only.

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(ii)	Celera’s written notification pursuant to Section 3.2(c)(i)(z) will include appropriate documentation supporting Celera’s claim that the average Actual Purchase Price for all of the Celera Product Groups is less than Celera’s Fully Loaded Product Cost plus the applicable percentage noted in Sections 3.2(c)(i)(x) or 3.2(c)(i)(y). AMI will have a reasonable opportunity to investigate such claim and, at AMI’s sole expense, to have audited Celera’s books and records with respect to such claim by an independent auditor reasonably acceptable to Celera if AMI deems such an audit necessary (such audit right to be in addition to the right granted to AMI pursuant to Section 8.2). The auditor will report to AMI only the accuracy of the cost information supplied by Celera and will otherwise retain all information learned from such investigation in confidence.

(iii)	If the investigation described in Section 3.2(c)(ii) establishes that the average Actual Purchase Price for a Celera Product Group is less than Celera’s Fully Loaded Product Cost plus the applicable percentage set forth in Section 3.2(c)(i), then the Estimated Purchase Price for such Specific Celera Product for future Calendar Quarters will be adjusted such that the Estimated Purchase Price and the Actual Purchase Price for such Celera Product Group will be at least equal to such Fully Loaded Product Cost plus the applicable percentage. In the event that AMI determines that its distribution of a Specific Celera Product to which Actual Purchase Price Protection applies is no longer commercially viable, the Parties will discuss whether to modify the terms of AMI’s distribution of such Specific Celera Product.

(d)	In the event AMI wishes to distribute Celera Products in an emerging nation for philanthropic reasons, AMI will consult with Celera and Celera, in good faith, will consider possible sharing with AMI of the cost and benefit of such a program.

(e)	Within thirty (30) days of the Signature Date, AMI will disclose to Celera the Rebate Amount and associated specified volumes of Specific Celera Product(s) by customer number as of the Effective Date. If AMI subsequently enters into an additional Rebate Amount with a Third Party, within thirty (30) days thereafter AMI will disclose to Celera such Rebate Amount and associated specified volumes of Specific Celera Product(s) by customer number.

(f)	In the event of a prior period accounting adjustment due to rebates, AMI will provide Celera with documentation associated with such adjustment.

3.3	Forecast and Orders.

(a)	Within thirty (30) days after the Signature Date, AMI will furnish to Celera a twelve (12)-month forecast of the quantities of Specific Celera Products AMI intends to order during 2009. AMI agrees to purchase the quantities of Specific Celera Products estimated for the first three (3) months of such forecast and, subject to Section 3.3(d), AMI will submit purchase orders reflecting such quantities for such first three (3) months by the end of the first month of such three (3) month period. The balance of such 12-month forecast will represent reasonable estimates for planning purposes only and will not obligate AMI to purchase any such amounts.

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(b)	AMI will update such twelve (12)-month forecast quarterly, no later than the first week of each Calendar Quarter during the Distribution Term. AMI agrees to purchase the quantities of Specific Celera Products estimated for the first three (3) months of each such updated forecast and, subject to Section 3.3(d), AMI will submit purchase orders reflecting such quantities for such first three (3) months by the end of the first month of such three (3) month period at the latest. The balance of each such 12-month forecast will represent reasonable estimates for planning purposes only and will not obligate AMI to purchase any such amounts.

(c)	In the event AMI fails to deliver a twelve (12)-month forecast as required by Section 3.3(b), Celera will give written notice to AMI. If AMI has not delivered the missing twelve (12)-month forecast within five (5) business days after such notice, AMI agrees that the next three (3) months of the last delivered twelve (12)-month forecast will be binding on AMI.

(d)	Except for the initial order placed by AMI pursuant to Section 3.3(a) (which delivery dates will be agreed upon by the Parties), AMI will place each purchase order with Celera so that Celera receives the purchase order for Specific Celera Products to be delivered thereunder at least sixty (60) days (or longer if so provided in Appendix 3.3(d)) prior to the delivery date specified in such purchase order. If Celera reasonably believes it requires more than sixty (60) days to deliver the Specific Celera Products pursuant to such purchase order, Celera will request AMI’s prior written approval for a reasonable extension of the delivery date, which will not be unreasonably withheld. If the delivery date is acceptable or the requested extension is granted, Celera will accept each purchase order to the extent that the quantity of Specific Celera Products set forth in such purchase order is less than or equal to [*] percent ([*]%) of the then-current estimate for the applicable forecast period. For that portion of a Specific Celera Product order that exceeds [*] percent ([*]%) of the then-current estimate for the applicable period (“Additional Units”), Celera will use its commercially reasonable efforts to meet the specified delivery date in the purchase order for the Additional Units. If Celera is unable to deliver the Additional Units on the date specified by AMI in the purchase order, Celera will notify AMI in writing as soon as possible, but in any event within thirty (30) days after its receipt of the purchase order.

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(e)	For that portion of a Specific Celera Product order that is less than AMI’s then-current non-binding forecast under Section 3.3(b) by the following percentages, and for which materials used in the manufacture of such Specific Celera Product(s) have been reasonably purchased in advance by Celera to meet AMI’s forecast (i.e. Celera may not anticipate demand beyond the forecast provided by AMI) and cannot be used to fulfill future orders by AMI hereunder or cannot otherwise be used by Celera, AMI will reimburse Celera the documented cost of such materials:

(i)	For the fourth through sixth months of the then-current twelve (12)-month forecast, [*] percent ([*]%) per month less than the forecasted amount; and

(ii)	For the seventh through twelfth months of the then-current twelve (12)-month forecast, [*] percent ([*]%) per month less than the forecasted amount.

(f)	Orders will be placed upon AMI’s purchase order form specifying quantities ordered, delivery dates, and delivery and shipping instructions. Celera will confirm shipping dates to AMI within fourteen (14) days of receipt of the purchase order. The obligations and rights of the Parties will be governed by the terms and conditions of this Agreement. In the event there is any conflict between the provisions of this Agreement and the purchase order or any acknowledgment or acceptance document of Celera as to the obligations of the Parties regarding any Specific Celera Product order, the Parties agree that the resolution of such issue will be controlled first by the terms of this Agreement, then the terms of the subject purchase order, and finally the terms of any acknowledgement or acceptance document. If, after the Effective Date, any changes are made to any of the terms or conditions contained on AMI’s form of purchase order that are adverse to Celera, the Parties agree that such new or different terms will not be binding upon Celera unless Celera expressly agrees to such terms.

(g)	With respect to any New Celera Products that become subject to this Agreement, AMI will submit its first monthly purchase order for such product at least ninety (90) days in advance of the desired delivery date and will submit, along with such purchase order, a non-binding estimate of its future requirements for such New Celera Product for the next twelve (12) months. Thereafter, the forecasting, and beginning after the first month of delivery of such New Celera Product, the ordering, for such New Celera Product will be governed by Article 3 of this Agreement.

3.4	Delivery and Invoicing.

(a)	Celera will ship Specific Celera Products which are ordered by AMI, FCA (Incoterms 2000) Celera’s facility in Alameda, California or another facility

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designated by Celera (freight pre-paid and added to invoice), in accordance with the quantities, delivery dates, and delivery and shipping instructions specified in AMI’s purchase orders. In the event that AMI designates no carrier or if the designated carrier is not available or not feasible, then Celera will select a reasonable alternative mode of shipment with prior approval of AMI. Celera’s responsibility will be to deposit the ordered Specific Celera Product with the carrier in accordance with the purchase order, and Celera will not be liable for late delivery to AMI if so accomplished. Title and risk of loss with regard to a Specific Celera Product will pass to AMI upon delivery of such Specific Celera Product to the AMI-designated or AMI-approved carrier for shipment to the recipient as specified in the applicable purchase order from AMI to Celera. Notwithstanding the above, as directed by AMI or its Affiliates during the Distribution Term or as otherwise agreed by the Parties, Celera or its Affiliates will continue to be drop ship any Specific Celera Product that had been drop shipped by Celera or its Affiliates prior to the Signature Date.

(b)	Upon delivery of Specific Celera Product to the AMI-designated or AMI-approved carrier as set forth in Section 3.4(a), Celera will invoice AMI for the Specific Celera Products supplied at the then-current Estimated Purchase Price for such Specific Celera Products plus any pre-paid freight charges, except for Products for Internal Use which will be invoiced at the cost set forth in Section 3.7, AMI will pay such invoices within thirty (30) days of receipt by AMI. All payments will be made via check or wire transfer. Wire transfer payments will be made pursuant to the following information:

Beneficiary Bank

ABA # [*]

Swift # [*]

Name: JP Morgan Chase Bank

Address: 1 Chase Manhattan Plaza, New York, NY 10005

Ultimate Beneficiary:

Bank Acct. # [*]

Name: [*]

Reference field: Invoice No.             ]

(c)	Unless the Parties expressly agree in writing to use a different currency, all invoices under this Agreement will be paid in U.S. Dollars.

3.5

Safety Stock. Celera will maintain a safety stock of the following Specific Celera Product components: rare reagents, such as nucleic acid primers and probes (collectively, the “Components”) in a quantity equivalent to AMI’s forecasted purchases for Specific Celera Products for the immediately succeeding [*] ([*]) month forecast period. Celera will use the safety stock to manufacture Specific

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Celera Products, and will maintain the appropriate level of safety stock by promptly replenishing that quantity of Components used in such manufacture. AMI will have no obligation to purchase the safety stock in the event of an AMI adjustment to the forecast in accordance with Section 3.3. Notwithstanding the foregoing, if AMI has failed, for a period of [*] consecutive calendar months to purchase a quantity of Specific Celera Products equal to or greater than the quantity forecast at the commencement of the Calendar Year for such months, then Celera may adjust the safety stock to reflect a reduced forecast based upon the difference between the forecast and actual for the preceding [*] consecutive months. Upon early termination of this Agreement by AMI, AMI will purchase the Components in such quantities that would have been utilized in the manufacture of the quantity of Specific Celera Products specified in AMI’s firm purchase orders accepted by Celera as of the date of termination and at Celera’s actual direct cost for such Components; provided, that (a) the Components meet the Specifications, (b) Celera determines in good faith that it cannot use the Components in other manufacturing operations, and (c) AMI’s termination of the Agreement is not due to a breach of this Agreement or failure to supply by Celera or a Force Majeure Event affecting Celera. In the event AMI fails to provide forecasts as required in Section 3.3, Celera will have no obligation under this Section 3.5.

3.6	Interruption of Supply.

(a)	In the event that Celera is unable or otherwise fails or the Parties determine after reasonable consultation that Celera will fail, for any reason (including a Force Majeure Event) to supply or deliver any Specific Celera Product in accordance with the quantities and/or delivery dates specified by AMI in an accepted purchase order or agreed-upon delivery date within the forecasted amounts, Celera will promptly notify AMI and will have a period of [*] days to cure such failure to supply. During such [*] day period of failure to supply by Celera: (i) AMI will be free to purchase a replacement product from any vendor in order to provide its customers a continuous supply of relevant product (such product will not be considered Competing Product and no royalties or other payments will be due Celera for AMI’s sale of such replacement product); and (ii) Celera will use commercially reasonable efforts to find an equivalent product, reasonably agreeable to AMI, as a replacement to supply AMI under this Agreement. If the Parties believe the interruption of supply will continue for more than [*] days after such notice and equivalent products are unavailable, the Parties will negotiate in good faith appropriate modifications to this Agreement with respect to the Specific Celera Product(s) affected. If as a result of the negotiation described in the prior sentence, Celera cannot supply the Specific Celera Product(s), any replacement product obtained after such [*]-day period will not be considered a Competing Product and no royalties or other payment will be due Celera for AMI’s sale thereof.

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(b)	If Celera has the ability and capacity to supply Specific Celera Product(s) in accordance with AMI purchase orders delivered to and accepted by Celera pursuant to Section 3.3(d), but Celera voluntarily chooses not to supply such Specific Celera Product, such failure to supply will be a breach under this Agreement and AMI may terminate its distribution under this Agreement for such Specific Celera Product. AMI will be entitled to all remedies at law or equity resulting from such breach. In the event Celera chooses not to supply all Specific Celera Products to AMI, in addition to AMI’s legal remedies, Celera will pay AMI royalties pursuant to the Royalty Agreement on any such Specific Celera Products sold by or for Celera.

(c)	If Celera is unable to supply a Celera Product due to a change of the regulatory requirements, Celera’s good faith inability to comply with applicable regulatory requirements despite Celera’s best efforts to do so and taking into consideration AMI’s recommendations, or due to Celera’s good faith belief that supplying such Celera Products would infringe a Third Party’s rights as provided in Section 9.4(b), it will not be a failure to supply. AMI may purchase replacement product and the Sales Minimums will be reduced proportionately. Any such replacement product purchased by AMI pursuant to this Subsection 3.6(c) will not be considered a Competing Product and no royalties or other payment will be due Celera for AMI’s sale thereof.

3.7	Internal Use. Upon a representation by AMI of intended use, Celera will sell Celera Products to AMI for Internal Use only at Celera’s Fully Loaded Product Cost plus [*] percent ([*]%).

3.8	Third Party Royalties. During the Distribution Term and to the extent allowed by the terms of the applicable Third Party agreement:

(a)

AMI will identify to Celera all patent license agreements between Abbott or AMI and a Third Party that are in effect as of the Effective Date and that may apply to use or sale of any Celera Product. Such identification will include the applicable royalty terms and the countries and numbers of the patents licensed so that Celera may determine, in its reasonable opinion, whether it prefers or needs such a license for any of the manufacture, use, sale, offer for sale, import and distribution of Celera Products. All such information shared pursuant to this Section 3.8(a) will be considered Confidential Information. Celera will promptly notify AMI of any such license agreement that AMI should apply to Celera Products (“Adopted AMI License”). In the event AMI is required to pay and pays royalties to a Third Party under an Adopted AMI License for the use, sale or importation of a Celera Product, Celera will reimburse AMI for such royalties AMI has paid pursuant to the procedures set forth in Sections 3.8(b) or 3.8(c); provided, however, that the royalties paid were due and payable under the Adopted AMI License because AMI reasonably believes the use or sale of the Celera Product is covered by a valid and

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unexpired claim of a patent subject to such Adopted AMI License, as determined by AMI. AMI will notify Celera when an Adopted AMI License expires or is otherwise terminated and when a Celera Product is no longer subject to an Adopted AMI License. If Celera obtains a license directly from such Third Party or discontinues manufacture or sale of the relevant Product, Celera may notify AMI that Celera no longer needs the benefit of the Adopted AMI License, after which notification Celera will no longer be liable to AMI under this Section 3.8 with respect to such Adopted AMI License. Any inadvertent payments made by Celera under an Adopted AMI License which had expired or been terminated or was not longer applicable will promptly be refunded by AMI.

(b)	In conjunction with each Quarterly Report, AMI will provide Celera with a written statement of all such royalties paid by AMI to Third Parties under an Adopted AMI License in the preceding Calendar Quarter (“Third Party Royalties”). Each such statement will identify for each royalty paid the Adopted AMI License, the Specific Celera Product on which the royalty was paid, and the country of sale. Celera will reimburse AMI for all such paid royalties under an Adopted AMI License within thirty (30) days after receipt of the statement. Such reimbursement will be refunded by AMI to Celera if Celera questions the royalty obligation and it is agreed per Section 3.8(c) that no such royalty was due.

(c)	By written notice to AMI within thirty (30) days after receipt of any statement received under Section 3.8(b), Celera may question AMI’s obligation to pay any royalty on a Celera Product; provided, that Celera has a reasonable basis on which to do so. Celera will provide AMI the basis for Celera’s belief that the royalty payment was not required, which basis may include non-infringement or invalidity of the licensed patent. Within sixty (60) days after any such notice, AMI and Celera will discuss in good faith Celera’s position. If the Parties cannot resolve the dispute, the Parties will refer the matter for final resolution to an intellectual property expert selected by mutual agreement. If such dispute is resolved against AMI and as a result a patent infringement lawsuit is brought against AMI, Celera will defend, indemnify and hold AMI and those set forth in Section 9.4(a) harmless pursuant to Section 9.4(a).

(d)	In the event AMI reasonably believes that a new license from a Third Party is required after the Effective Date in order to use or sell any Celera Product, AMI will consult with Celera. If Celera agrees that such license agreement is necessary, then Section 9.4(c) will apply.

(e)	Except as provided in this Section 3.8, Celera will be responsible for any royalties payable under any agreement between Celera and a Third Party with respect to any Celera Product distributed by AMI, its Affiliates or Distributors pursuant to this Agreement.

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3.9	Quarterly Report. Within eight (8) business days after the end of each Calendar Quarter during the Distribution Term, AMI will deliver to Celera a written report that provides for each Specific Celera Product sold or otherwise distributed in the Calendar Quarter, the quantities and Net Sales in U.S. dollars and location (U.S. or OUS) of such sales or distributions, and within forty-five (45) days after the end of each Calendar Quarter during the Distribution Term, AMI will deliver to Celera a written report (“Quarterly Report”), in a format to which the Parties will agree to within sixty (60) days after the Signature Date, containing as a minimum data of the type currently provided under the Atria Distribution Agreement, as applicable, including the following:

(a)	For each Specific Celera Product sold or otherwise distributed in the Calendar Quarter, the quantity and location (U.S. or OUS) of such sales or distributions;

(b)	The Specific Celera Product and the number of Free Products distributed in the Calendar Quarter; provided, if the value of the Free Products distributed in the Calendar Quarter exceeds [*] percent ([*]%) of Net Sales for such Celera Product Group in such Calendar Quarter, AMI will provide to Celera a list of new customers that received Free Products or customers that received Free Products as an introduction to a New Celera Product during such Calendar Quarter, all of such customers to be identified only by AMI customer number;

(c)	The Net Sales calculations for each Specific Celera Product sold or otherwise distributed in the Calendar Quarter;

(d)	The calculation of the Actual Purchase Price and any adjustments necessary per Section 3.2(a) and (b);

(e)	A reconciliation of the payments made to Celera based upon the Estimated Purchase Price for the Calendar Quarter against the Actual Purchase Price calculated in Section 3.9(d); and

(f)	A statement in accordance with Section 3.8(b) of Third Party Royalties paid in the Calendar Quarter.

AMI will deliver to Celera a final Quarterly Report within forty-five (45) days after termination or expiration of this Agreement. The Parties will comply with Sections 3.10 and 3.11 with respect to sales reported in the final Quarterly Report.

3.10	AMI Reimbursement. Celera will offset any reimbursement payments hereunder against any payments due from AMI above, per the quarterly reconciliation in Section 3.11. Celera will reimburse AMI as follows:

(a)	Provided distribution of Free Products in the Calendar Quarter did not exceed the limitation in Section 2.5, for each Free Product distributed by AMI in the Calendar Quarter, Celera will pay to AMI the Estimated Purchase Price paid by AMI for such Free Product less [*] percent ([*]%) of Celera’s Fully Loaded Product Cost for each such Free Product.

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(b)	Celera will pay to AMI all Third Party Royalties paid by AMI during the Calendar Quarter for an Adopted AMI License.

3.11	Quarterly Reconciliation Payment. AMI will aggregate the over and under payments and any reimbursement payments set forth on the Quarterly Report and will provide to Celera a quarterly reconciliation as part of such Quarterly Report. To the extent that AMI owes Celera a net amount per the quarterly reconciliation, AMI will pay Celera such amount for such Calendar Quarter, within thirty (30) days of its delivery of the Quarterly Report. To the extent that Celera owes AMI a net amount per the quarterly reconciliation, Celera will pay AMI such amount for such Calendar Quarter within thirty (30) days of its receipt of the Quarterly Report.

3.12	Transition Period.

(a)	Within fifteen (15) days of the Signature Date, AMI will pay to Celera a Transition Period equalization payment of [*] U.S. Dollars (US$[*]) in recognition of the difference between the Alliance Agreement and this Agreement.

(b)	AMI will deliver to Celera a written report that provides for each Specific Celera Product sold or otherwise distributed during the Transition Period, the quantities and Net Sales in U.S. dollars and location (U.S. or OUS) of such sales or distributions for the Transition Period, not later than January 15, 2009.

(c)	AMI will pay to Celera the quarterly reconciliation payment pursuant to Section 3.11 for the Transition Period not later than January 31, 2009.

Article 4. Manufacture and Quality Assurance

4.1	Manufacture. Celera will manufacture Celera Products in accordance with: (a) the applicable Quality Systems and GMP Requirements; (b) all pertinent rules and regulations of the FDA, as the same may be amended from time to time (but only to the extent that the Celera Products are subject to FDA regulations); and (c) any equivalent foreign requirements and regulations, as applicable. Celera will be responsible for all costs associated with Celera Product development, manufacturing, and quality control. For the avoidance of doubt, any such costs incurred prior to the Effective Date will be subject to the terms of the Alliance Agreement. Celera agrees to comply with all of the requirements of the IVD Directive and undertakes to ensure that the manufacture of the Celera Products is performed strictly in conformity with the requirements of the IVD Directive.

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4.2	IVD Directive. The Parties will have the following responsibilities with respect to the IVD Directive:

(a)	Celera will be the legal manufacturer, as defined in the IVD Directive, for Celera Products;

(b)	At AMI’s request, Celera will provide AMI with a copy of (i) appropriate sections of its Product Technical Files necessary to support product registrations and any such sections will be deemed Confidential Information, (ii) the Certificate of Analysis (“CoA”) for each Celera Product delivered, and (iii) the Declaration of Conformity for each Celera Product delivered;

(c)	Celera will be responsible for ensuring that the Celera Products meet the essential requirements of the IVD Directive and to compile Declarations of Conformity;

(d)	Celera will be responsible for the design and content of the labeling, including the CE Mark, and for the conformity of the packaging of the Celera Products with the IVD Directive;

(e)	Celera will be responsible for all costs associated with translating all required materials into English, French, German, Italian, Portuguese, Spanish, Danish, Swedish and Greek. AMI may assist Celera in the translation of all required materials into the foregoing languages and will provide these services to Celera at their fully-burdened cost plus [*] percent ([*]%). If AMI believes that such materials must be translated into additional language(s), the Parties promptly will discuss whether Celera will bear the cost of such translation(s). If Celera does not agree to bear such cost, AMI may pay for such translation(s), including the cost of Celera’s required review and approval; provided, if Celera desires to use any such translation after expiration or termination of this Agreement, Celera promptly will reimburse AMI for AMI’s amortized cost of each such translation, which amortized cost will be calculated from the first Commercialization date of the Specific Celera Product in such language through the date that is seven (7) calendar years thereafter;

(f)	Celera will allow AMI to audit the documentation supporting the Technical File pertaining to any Celera Product during normal business hours with reasonable advance notice and will provide access to relevant portions of the Technical File documentation to a Competent Authority or other regulatory body as may be required to be in compliance with all appropriate regulations and laws. Such documentation will be considered Confidential Information;

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(g)	Celera will be responsible for maintaining the Device Master Record and the Device History Record for each Celera Product; and

(h)	If either Party receives a complaint from any Competent Authority, the relevant Party will immediately inform the other Party and Celera will have the responsibility of corresponding with the Competent Authority. Celera will also report all Serious Incidents relating to the Celera Products to the relevant Competent Authority.

4.3	Testing.

(a)	Celera will test or cause to be tested each lot of Celera Product in accordance with its standard operating procedures (“Release Testing”).

(b)	Each lot of Celera Products for ex-US distribution delivered to AMI will be accompanied by a CoA. Each lot of Celera Products for U.S. distribution delivered to AMI will be accompanied by a Certificate of Conformance (“CoC”). The CoA or CoC, as the case may be, will be lot specific, reflect the lot number for the Celera Product, and conform to the requirements in the Specifications. The CoA or CoC, as the case may be, must show a summary of the physical inspection, Release Testing and performance testing results (if different from Release Testing), and include the signature of Celera’s quality representative and date of approval. Celera will send such Certificates to AMI along with delivery of the Celera Products. AMI is entitled to rely on such Certificates for all purposes of this Agreement. Nothing in this Agreement requires AMI to perform any incoming testing, analytical or otherwise, on any Celera Products received from Celera.

4.4	Shelf Life. Each Specific Celera Product ordered by AMI pursuant to Section 3.3(d) will be delivered by Celera with at least six (6) months of remaining shelf life on the date of delivery to AMI’s designated carrier, and in no event, with less than three (3) months from the dating indicated by real time stability testing (or other means) of such Celera Product.

4.5

Labeling. The Specific Celera Products will be labeled with the applicable Celera Trademark and, if required by regulatory authorities or licensors, will include the phrase “Manufactured for Abbott Molecular Inc. by Celera Corporation” and/or “Distributed by Abbott Molecular Inc.,” and any other language as required by specific licensors. Celera will package, label and assemble Specific Celera Products into Kits or ASRs in final form for use by the end user and in accordance with the Specifications. Upon mutual agreement of the Parties, Specific Celera Products may be labeled with the AMI trademark and, at AMI’s discretion, may include the phrase “Manufactured by Celera Corporation” and/or “Distributed by Abbott Molecular Inc.” In such instance, AMI will, at its expense, provide to Celera all packaging and labeling artwork in camera ready format for the Specific Celera Products, and a grant for the limited use of any necessary

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AMI trademarks. A one-time set-up cost for printing plates will be paid by AMI. Such cost will be agreed upon in advance and in writing by AMI and Celera. Celera will, at its expense, procure the required labeling, including the package inserts. If AMI believes that required materials in countries not regulated by the IVD Directive must be translated into local language(s), the Parties promptly will discuss whether Celera will bear the cost of such translation(s). If Celera does not agree to bear such cost, AMI may pay for such translation(s), including the cost of Celera’s required review and approval; provided, if Celera desires to use any such translation after expiration or termination of this Agreement, Celera will reimburse AMI for AMI’s amortized cost of each such translation, which amortized cost will be calculated from the first Commercialization date of the Specific Celera Product in such language through the date that is seven (7) calendar years thereafter.

4.6	Changes to Products.

(a)	Celera will notify AMI in writing at least ninety (90) days prior to any proposed changes in its manufacturing process with regard to Specific Celera Products or any Components of Specific Celera Products and other raw materials, including, but not limited to, (i) any changes that affect written quality plans for production or written quality procedures respecting same, as well as any changes outside the validated level or procedure; (ii) any changes in Celera’s manufacturing procedures; or (iii) any changes in raw materials or other parts vendors. Upon AMI’s receipt of such notice, the Parties will confer and agree upon a reasonable time frame within which AMI may evaluate and communicate to Celera its comments on such change. Celera will use commercially reasonable efforts to incorporate AMI’s comments into any such change of the design or the manufacturing process for Specific Celera Products. Celera will not make any changes in its manufacturing process if AMI has raised an objection to such proposed change within the ninety (90) day period. Notwithstanding the foregoing, Celera may, without notifying AMI, change the design or alter the manufacturing processes of the Specific Celera Products provided that (x) the Specific Celera Products continue to conform to the Specifications, and (y) a change or alteration that impacts the Specific Celera Products is made to all Celera Products cleared under the equivalent 510(k) notification.

(b)

Notwithstanding the foregoing, Celera will not make any changes to the fit, form or function of the Specific Celera Products or the manufacturing site without first obtaining the approval of such change from AMI, which approval will not be unreasonably withheld or delayed. AMI will, within thirty (30) days after receipt of the Celera notice or within a timeframe agreed upon by the Parties, inform Celera whether AMI accepts such change, or if it objects to such change the reasons for such objection. If AMI accepts the proposed change (i) Celera may supply to AMI the changed Celera Products commencing ninety (90) days after Celera’s first

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notice to AMI, and (ii) the changed Celera Products, as proposed by Celera in the notice of proposed change, will thereupon become the Celera Products under this Agreement. If AMI objects to the changes proposed by Celera, Celera may, at its option, either make any changes, corrections or modifications suggested by AMI or continue to supply the existing Specific Celera Products to AMI. If Celera agrees to make any changes, corrections or modifications suggested by AMI, then Celera may begin to supply the mutually agreed upon changed Celera Products at any time ninety (90) days after Celera’s first notice to AMI.

(c)	AMI will not modify, alter or change any Celera Product without the written consent of Celera. In addition, AMI will not repackage any Specific Celera Product unless Celera has agreed to such repackaging in a writing signed by Celera.

4.7	Discontinued Celera Product. In the event Net Sales of a Specific Celera Product is less than [*] U.S. Dollars (US$[*]) per Calendar Year for two consecutive Calendar Years, or the average Actual Purchase Price for a Celera Product Group is less than Celera’s Fully Loaded Product Cost plus the applicable percentage set forth in Section 3.2(c)(i), then Celera may elect to discontinue manufacture and supply of such Specific Celera Product. Celera will provide AMI with written notice of such election and if AMI does not object within thirty (30) days thereafter, Celera may discontinue the Specific Celera Product. If AMI objects, the Parties will discuss AMI’s plans for increasing sales of the Specific Celera Product or the market need for the Specific Celera Product. If, after such discussion, AMI continues to object to discontinuance of the Specific Celera Product, Celera will continue to supply AMI with such Specific Celera Product provided AMI continues to sell such Product and to pay Celera for such Specific Celera Products in accordance with this Agreement. If AMI does not object to discontinuance of such Specific Celera Product, Celera will provide AMI with one hundred eighty (180) days’ advance written notice, and Celera will continue to manufacture and supply to AMI such Specific Celera Product until expiration of the 180-day period. If Celera elects to discontinue a Specific Celera Product pursuant to this Section 4.7, AMI may return to Celera all unsold inventory of such Specific Celera Product for reimbursement of the Estimated Purchase Price of such inventory. Discontinuation of a Specific Celera Product under this Section 4.7 will not be considered an interruption of supply under Section 3.6, and the Parties will reduce Sales Minimums accordingly. Upon such discontinuance, Celera may sell the Specific Celera Product and Celera will pay AMI a royalty for such sales by Celera and its Affiliates in accordance with Section 4.1(k) of the Royalty Agreement. Any replacement product developed or acquired by AMI as a result of discontinuance under this Section 4.7 will not be considered a Competing Product and no royalties or other payment will be due to Celera for AMI’s sale thereof.

4.8	Rejected Goods/Shortages. AMI will notify Celera of any claim relating to any Specific Celera Product that does not conform to the Specifications or any

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shortage in quantity of any shipment of Specific Celera Products within thirty (30) days after receipt of such shipment. In the event of such claim or shortage that is verified by Celera, AMI’s sole and exclusive remedy will be replacement of the Specific Celera Product or make up of the shortage within sixty (60) days after receiving such notice, at no additional cost to AMI. If Celera reasonably believes it requires more than sixty (60) days to deliver such replacement Specific Celera Product, Celera will request AMI’s prior written approval for a reasonable extension of the replacement date, which will not be unreasonably withheld. Celera will make arrangements with AMI for the return or destruction of any Specific Celera Product that does not conform to the applicable Specifications, such return shipping charges or costs of destruction to be paid by Celera.

4.9	Product Issues. Celera will immediately notify AMI and follow-up with a written notification of any lot failure, manufacturing problems or similar issues of which Celera is actually aware, that may impact AMI’s ability to distribute Celera Product to its customers.

4.10	Product Safety. Celera, at its expense at AMI’s direction and to AMI’s satisfaction, will prepare Material Safety Data Sheets (“MSDSs”) and generate any other information and documentation related to Celera Product safety, including but not limited to physical, chemical, and biological characteristics of each of the Celera Products that AMI reasonably requests as needed for addressing safety issues related to each Celera Product. Celera will provide MSDSs and other information described above in English, and AMI will have the responsibility for translation of such information into other languages.

4.11	Human Material. If human-sourced material is used to produce any Celera Product, the CoA accompanying each shipment of such Celera Product must indicate that the following analytes have been tested for and are not detected in the Celera Products: anti-HCV, anti-HIV-1/HIV-2, HIV antigen and HBsAg. For the purposes of this Agreement, genomic DNA secured from tissue culture cell lines will not be deemed human-sourced material.

4.12	Animal Material. Celera will provide AMI with information on any animal-sourced material that is included in the Celera Products in order for AMI to meet any regulatory requirements.

4.13	On-Going Stability Testing. Celera will perform stability testing for Celera Products using its approved procedures to ensure that the Celera Products conform to the Specifications. Testing will be performed at the frequency that is required by Celera’s quality standards. If any Celera Product fails to meet the stability acceptance criteria at any given test point, Celera will follow its investigation procedures for no-test, invalids or failures. If the stability failure is confirmed prior to the expiration date of any Celera Product, Celera will promptly inform AMI of such non-conformance and both Parties will agree on the course of action to follow.

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4.14	Vendor Qualification. During the Distribution Term, Celera will use its commercially reasonable efforts to maintain its classification as an AMI qualified vendor.

4.15	Quality Assurance. Not later than January 30, 2009, representatives of AMI’s and Celera’s quality organizations will finalize and approve a quality assurance agreement regarding the activities under this Agreement.

Article 5. Customer Support, Complaints and Returns

5.1	Customer Support and Complaints.

(a)	AMI will be responsible for all primary level customer support for Specific Celera Products sold or otherwise distributed by or for AMI, its Affiliates or Distributors, including responding to technical questions concerning the use, function and performance of the Specific Celera Products from AMI’s Distributors and customers through AMI’s toll free number. AMI will refer any technical questions it is unable to answer to Celera for assistance and secondary level support.

(b)	AMI technical/customer support will be available Monday through Friday during normal business hours in the Territory.

(c)	All customer complaints will be handled in accordance with the procedure specified in the quality assurance agreement created pursuant to Section 4.15, provided, however, that the Parties will use the procedure currently in use for Abbott’s distribution of Celera products under the Alliance Agreement until a new procedure is adopted pursuant to Section 4.15.

5.2	Returned Product. In the event any customer of AMI rejects or returns a Specific Celera Product to AMI as a result of performance problems or other deficiencies that are the result of noncompliance of any Celera Product with the Specifications or the failure by Celera to satisfy any of its responsibilities under this Agreement, the Parties will handle the matter in accordance with Section 4.8.

Article 6. Regulatory Matters

6.1	Assistance.

(a)	Celera will be responsible for, bear the cost of, and obtain any necessary Regulatory Approval of Celera Products in the United States. Celera will cooperate with AMI in obtaining Regulatory Approval of Celera Products in countries or areas in the Territory other than the United States that is necessary for Commercialization of such Celera Products. Effective as of the Signature Date, Celera provides AMI with a limited “power of attorney,” and AMI will, on behalf of Celera, be responsible at Celera’s cost for obtaining any necessary Regulatory Approval for Celera Products in countries other than the United States in the Territory that are approved by Celera. Celera will not unreasonably withhold such approval.

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(b)	If Celera in good faith declines to approve seeking Regulatory Approval in a country or area requested by AMI, Celera will provide AMI and its Affiliate with a limited “power of attorney” for Regulatory Approval in such country or area only upon written agreement by AMI or its Affiliate to bear the costs incurred in obtaining such Regulatory Approval, the amortized cost of which Celera promptly will reimburse to AMI or its Affiliate if Celera desires to use any such Regulatory Approval after expiration or termination of this Agreement. Such amortized cost of a Regulatory Approval will be calculated from the first Commercialization date of the Specific Celera Product in a country or area pursuant to such Regulatory Approval through the date that is seven (7) calendar years thereafter.

(c)	Celera will own all Regulatory Approvals for Celera Products obtained pursuant to Section 6.1(a), and Celera will own all Regulatory Approvals for Celera Products obtained pursuant to Section 6.1(b) but Celera may not use such Regulatory Approvals until after (i) expiration of the Distribution Term and (ii) Celera reimburses the amortized costs incurred by AMI and its Affiliates in obtaining such Regulatory Approvals. Celera will provide to AMI all documentation reasonably required for Celera Product Regulatory Approval outside the United States and for AMI’s international Celera Product master file data generation and submission. Upon AMI’s reasonable request, Celera representatives will meet with AMI representatives at mutually agreed times and places regarding the completion of the international Celera Product master file data generation and submission. Such meetings will include, but not be limited to, the preparation of filings and assignment of responsibilities. Celera will also be responsible for supplying reagents that are required for country validation activities in support of a submission outside the United States. AMI will deliver to Celera the original of all documents evidencing grant of any Regulatory Approval for a Celera Product.

6.2	Regulatory Communications. To the extent practical in view of deadlines, the Party responsible for a Regulatory Approval pursuant to Section 6.1 will provide the other Party (if requested in writing by the other Party) with an opportunity, in advance of submission to a Regulatory Authority, to review and comment on all filings or communications (including written responses to any Regulatory Authority questions) regarding each Celera Product. The responsible Party will provide to the other Party copies of all material written communications with applicable Regulatory Authorities (in advance of filing if possible), copies of all material written communications received from such Regulatory Authorities promptly after receipt, and any adverse finding or communication, oral or written, by such Regulatory Authority regarding each Celera Product.

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6.3	Regulatory Inquiry. Each Party promptly and, in any event, within fifteen (15) days of receipt of notice of inquiry, will inform the other in writing of any formal or informal inquiry relating to any Celera Product by any regulatory agency of any state or national government or supranational authority.

6.4	Inspection and Audit of Celera. Celera will allow representatives of AMI to: (a) inspect and audit each facility at which Celera manufactures, finishes, tests, packages, stores and ships a Celera Product, and (b) provide access to its manufacturing quality control documentation; but only to the extent related to Celera Products, upon reasonable notice during normal business hours, not more than once in any twelve (12) month period. In addition, Celera will grant AMI access to its regulatory files and will supply such other technical or regulatory assistance, as may be reasonably requested by AMI. Such documentation and all information obtained by AMI as a result of such access will be Celera Confidential Information.

6.5	Inspection and Audit of AMI. AMI will allow, and will cause its Affiliates to allow, representatives of Celera to inspect and audit each facility at which AMI or its Affiliates stores, ships or otherwise handles Celera Product, but only to the extent related to storage, shipment or other handling of Celera Products, upon reasonable notice during normal business hours, not more than once in any twelve (12) month period. AMI will use its commercially reasonable efforts to notify Celera within three (3) business days after any Regulatory Authority notifies it of any impending inspection or audit of any such facility. In the event a Regulatory Authority notifies AMI of an impending audit and such audit involves any Celera Product being distributed by AMI, AMI will notify Celera promptly after receipt of such notice. AMI will notify Celera in writing of the results of an inspection or audit to the extent involving any Celera Product promptly after such inspection or audit has occurred. AMI will provide Celera with copies of any documentation of action resulting therefrom, and all correspondence relating thereto. Such documentation and correspondence will be AMI Confidential Information.

6.6	Government Inspection. Celera will use its commercially reasonable efforts to notify AMI within three (3) business days after any Regulatory Authority notifies it of any impending inspection or audit of any facility at which Celera manufactures, finishes, tests, packages, stores and ships a Celera Product. Celera will notify AMI in writing of the results of such inspection or audit promptly after such inspection or audit has occurred. Celera will provide AMI with copies of any documentation of action resulting therefrom, and all correspondence relating thereto. Such documentation and correspondence will be Celera Confidential Information.

6.7	Field Actions.

(a)	If any Celera Product defect or any final, non-appealable governmental or court action or any voluntary action by Celera results in (i) the recall,

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destruction or withholding from the market of any Celera Product sold under this Agreement (a “Recall”); or (ii) institution of a field correction of any Celera Product sold under this Agreement (a “Field Correction”) (Recalls and Field Corrections will be collectively referred to herein as “Product Actions”), Celera will bear the Direct Costs (as hereinafter defined) of and will be responsible for all corrective actions associated with such Product Action to the extent such Product Action results from any cause or event arising from the responsibility of Celera under this Agreement or is otherwise attributable solely to Celera. AMI will bear the Direct Costs of and will be responsible for all corrective actions associated with such Product Action to the extent such Product Action results from any cause or event arising from the responsibility of AMI under this Agreement or is otherwise solely attributable to AMI. If the Parties are equally at fault for such Product Action, or should it prove impossible to assign fault to either Party, the Parties will share such costs and expenses equally.

(b)	Regardless of the cause of the Product Action, Celera will be responsible for communication to the applicable Regulatory Authority regarding such Product Action, and AMI will be responsible for communication to its customers regarding such Product Action.

(c)	“Direct Costs” means reasonable out-of-pocket costs and expenses reasonably and actually incurred by AMI or Celera, as the case may be, relating to such Product Action, including but not limited to, the expenses of customer notification and destruction or return of the Celera Products and the cost of replacement Celera Products.

6.8

Medical Device Reports. Each Party will immediately (within two (2) business days) notify the other Party in writing of any event or complaint that gives rise or could give rise to the need to file a Medical Device Report (an “MDR”) within the meaning of the Federal Food, Drug and Cosmetic Act, as amended (the “Act”), with respect to any Celera Product or the manufacture, distribution or use thereof in accordance with the MDR regulation, 21 C.F.R. Part 803. Each such written notice will be Confidential Information. Celera will be responsible for making the decision if an MDR or Medical Device Incident report is necessary. Celera will be responsible for filing the MDR reports within the United States. Celera will be responsible for any Medical Device Incident reports to be filed for the European Union or any other regulating country that requires such medical incidence reports. If, as a result of any corrective action or any final, non-appealable or non-appealed governmental or court action, an MDR is required to be issued for any Celera Product sold hereunder, Celera will bear the costs and expenses of and will be responsible for all corrective actions associated with such MDR if such MDR is not the direct result of: (a) any breach by AMI of its duties under this Agreement; or (b) AMI’s negligence or willful misconduct. If such MDR is the result of Subsection 6.8(a) or 6.8(b), AMI will bear the costs and expenses of such MDR. If the Parties are equally at fault for such MDR correction, or should

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it prove impossible to assign fault to either Party, then the costs and expenses of and responsibility for all corrective actions associated with the MDR will be reasonably agreed upon and allocated between the Parties by mutual agreement of the Parties prior to implementation of said corrective actions. If the Parties cannot agree on the allocation of fault for an MDR within ten (10) days after jointly considering the matter and if time is of the essence, then either Party may take reasonable corrective action and will be entitled to receive one-half ( 1/2) of the costs it actually and reasonably incurs in connection with the corrective action from the other Party; and the other Party will reimburse the Party that takes corrective action within thirty (30) days after receipt of a written statement with respect to such corrective action and the costs thereof.

Article 7. Instruments

7.1	Promotion and Service of m2000 Instruments during the Distribution Term. AMI will promote, distribute, install, maintain and service, and will cause its Affiliates and Distributors to promote, distribute, install, maintain and service, m2000 Instruments worldwide during the Distribution Term, with maintenance and service to the extent such Instrument is owned by AMI or its Affiliates and placed with the customer under RAP or a customer has purchased a service contract with AMI, its Affiliates or Distributors. During the Distribution Term, AMI will also continue to maintain and service, and will cause its Affiliates and Distributors to continue to maintain and service, m2000 Instruments installed as of the Effective Date, to the extent such Instrument is owned by AMI or its Affiliates and placed with the customer under RAP or a customer has purchased a service contract with AMI, its Affiliates or Distributors.

7.2	Support of m2000 Instruments following the Distribution Term. After the Distribution Term, support of m2000 Instruments will be handled in accordance with the provisions of the Royalty Agreement.

7.3	m2000 Product Software Development. During the Distribution Term:

(a)	AMI will provide Celera with any modification, upgrade or update of the m2000 Software within sixty (60) days of its Commercialization for any m2000 Instrument.

(b)	AMI will use commercially reasonable efforts to develop m2000 Product Software for any New m2000 Product to be reimbursed by Celera as follows: (i) [*] and accepted by AMI pursuant to Section 2.14, (ii) [*] for New m2000 Products accepted by AMI for distribution pursuant to Section 2.13; or (iii) at a cost based on [*] for such Software development services, to be reimbursed by Celera pursuant to the terms set forth in the Royalty Agreement, for any New m2000 Product that AMI does not distribute.

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(c)	For each New m2000 Product that Celera intends to Commercialize on a m2000 Instrument, Celera will provide AMI with requirements for m2000 Product Software. Within [*] days thereafter, AMI will make a proposal to Celera, which proposal will include (i) a summary of expected Software modifications, (ii) the estimated cost to deliver validated Software including applicable items necessary for applicable approvals, (iii) a list of items Celera will be expected to supply, and (iv) a proposed delivery date and interim milestones. Within [*] days after Celera’s receipt of such proposal, the Parties will meet to discuss the proposal, including the time and cost estimates, reasonable variances from such estimates and project management issues. Not later than [*] days after Celera receives such proposal, the Parties will either reach agreement on the proposed m2000 Software development or will not agree. If the Parties do not agree, they will refer the matter within [*] days to an independent expert selected by mutual agreement who specializes in Instrument Software development, for an assessment of the reasonableness of AMI’s proposal.

(d)	If the Parties agree on development of m2000 Product Software for a New m2000 Product, AMI will develop the m2000 Product Software in accordance with such agreement and Celera will cooperate in such development. Absent separate agreement by the Parties, if costs or time exceed the agreed variance from the estimates: (i) due to a fault attributable to AMI, AMI will bear the excess costs and will credit against costs payable by Celera an amount proportional to the time delay; (ii) due to a fault attributable to Celera, Celera will bear the excess costs; or (iii) due to an unforeseen event and each Party has used its commercially reasonable efforts to effectuate such development according to their agreement, the Parties will share the excess costs equally. For the purpose of this Section 7.3(d), “fault” means any deviation from processes, deliverables or preconditions to be defined and agreed upon between the Parties for the development of m2000 Product Software for a New m2000 Product.

(e)	AMI will provide support for any m2000 Product Software developed by it pursuant to this Section 7.3, including assistance with any applicable required update to applicable filings for Regulatory Approvals, modification of the m2000 Product Software as necessary with respect to any Upgrade of the associated New m2000 Product, and providing bug fixes in accordance with AMI’s regular practice.

7.4

New Seq Instruments. Celera may, but is not obligated to, obtain Regulatory Approval for the New Seq Instrument in the United States and in other countries. Upon request from AMI, Celera will sell New Seq Instruments to AMI and its Affiliates at Celera’s actual cost plus [*] percent ([*]%) plus any shipping or

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insurance costs incurred. AMI and its Affiliates may choose, in their sole discretion, to place New Seq Instruments with customers. The Parties will negotiate in good faith AMI’s provision of service and support for such New Seq Instruments, or training of AMI personnel by Celera to provide same. AMI will include forecasts for purchases of the New Seq Instrument in its rolling forecasts pursuant to Section 3.3.

7.5	New Seq Product Software. Celera will provide AMI with any modification, upgrade or update of New Seq Product Software for any Celera Product that AMI distributes on a New Seq Instrument within sixty (60) days of its Commercialization for such New Seq Instrument. Celera will develop New Seq Product Software for each Celera Product that AMI distributes on a New Seq Instrument and will provide such New Seq Product Software with the Celera Product under this Agreement.

Article 8. Payments

8.1	Payments and Reports. All amounts payable to a Party under this Agreement will be paid in United States Dollars by check or wire transfer of immediately available funds, into an account designated in writing by the receiving Party, within thirty (30) days after the end of each Calendar Quarter, except as otherwise specifically provided herein.

8.2	Records; Audit.

(a)	Each Party will keep, and will use commercially reasonable efforts to cause its Affiliates and Distributors to keep, such records as necessary to determine, in a manner consistent with GAAP, the accuracy of calculations of all amounts due to the other Party under this Agreement. Such records will be retained for no less than three (3) years following the year in which a payment was made hereunder. Once per Calendar Year (except for 2008) and once within six (6) months after termination or expiration of this Agreement, the receiving Party may engage, at its own expense, an independent certified public accountant who is reasonably acceptable to the paying Party, to examine, in confidence, the records of the paying Party as may be necessary to determine, with respect to any Calendar Year (2009 will include the applicable portion of 2008) for which the paying Party is obligated to retain records in accordance with the previous sentence, the correctness of any payment required to be made under this Agreement. The report of such accountant will be limited to a certificate verifying the correctness or incorrectness of any payment made by the paying Party. All information contained in any such certificate will be Confidential Information of the paying Party.

(b)

If any audit performed under this Section 8.2 discloses an underpayment or an overpayment, any amount underpaid or overpaid, as the case may be, will be paid or refunded promptly to the appropriate Party, as

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applicable, plus interest as provided in Section 8.5. If any underpayment is more than five percent (5%) from the amount of the original payment calculation, the paying Party will reimburse receiving Party for the reasonable cost of the performance of the audit.

8.3	Taxes. Each Payee (as defined below) will be responsible for any and all taxes levied on account of amounts it receives under this Agreement. Where any sum due to be paid to either Party hereunder is subject to any withholding or similar tax, the Parties will use their best efforts to do all such acts and things and to sign all such documents as will enable them to legally reduce or eliminate such tax, including taking advantage of any applicable double taxation agreement or treaty. In the event such withholding or similar tax cannot be eliminated, the Payor will pay such withholding or similar tax to the appropriate government authority, deduct the amount paid from the amount due to Payee and secure and send to Payee the best available evidence of such payment as soon as practicable but not less than the time required by applicable law. In no event will any withheld tax lower the payment to Celera for any Celera Product to less than such Celera’s Fully Loaded Product Cost plus [*] percent ([*]%). For purposes of this Section 8.3, “Payee” means the Party that receives a payment hereunder, and “Payor” means the Party that makes a payment hereunder.

8.4	Foreign Exchange. For the purpose of computing the Net Sales for sale or other distribution of Celera Products and, if applicable, Combination Products in a currency other than United States Dollars, such currency will be converted into United States Dollars in accordance with the procedures ordinarily used by a Party in converting foreign currency sales in its normal business operations, which procedures will be in accordance with GAAP.

8.5	Late Payments. Any amounts not paid by a paying Party when due under this Agreement will be subject to interest from and including the date payment is due through and including the date upon which the paying Party has made payment at a rate equal to the prime rate of interest quoted for the date payment is due in the Money Rates section of the on-line edition of the Wall Street Journal (at http://www.interactive.wsj.com) plus two percent (2%).

Article 9. Intellectual Property

9.1	Covenant Not to Sue.

(a)	Celera for itself covenants, and will cause its Affiliates to hereby covenant, not to sue or otherwise attempt to enforce against AMI, its Affiliates, Distributors or customers any Patent Rights or Technology owned or controlled by Celera to the extent based on the use, sale, offer for sale or import of any Celera Product sold by Celera to AMI under this Agreement.

(b)	AMI for itself covenants, and will cause its Affiliates to hereby covenant, not to sue or otherwise attempt to enforce against Celera or Celera’s

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Affiliates, or against Celera’s distributors or customers if any under the terms of this Agreement, any Patent Rights or Technology owned or controlled by Abbott or AMI or their Affiliates to the extent based on the manufacture for AMI or its Affiliates hereunder or use of Celera Products in accordance with this Agreement.

(c)	Each Party for itself covenants, and will cause its Affiliates to covenant, not to assert any copyright, registered or unregistered, solely owned by that Party against the other Party for infringement based on the use of any Software or computer-related medium product in the manufacture, use, sale, offer for sale or import of Celera Products in accordance with this Agreement.

9.2	Third Party Infringement.

(a)	Each Party will have the exclusive right, but not the obligation, at its sole expense, to enforce any of its Patent Rights against Third Parties.

(b)	In the event a Third Party sells a Competing Product or a Cannibalizing Product and causes material competitive harm to AMI’s sales of Celera Products, upon request by AMI, Celera will investigate possible infringement by such Competing Product or Cannibalizing Product of a Patent Right owned by Celera or its Affiliates, and, if Celera reasonably concludes there is infringement, Celera will exercise commercially reasonable efforts, at its expense, to abate such infringement. Upon Celera’s request and at Celera’s expense, AMI will cooperate in the pursuit thereof, as is reasonably necessary. Celera will have the sole right to control prosecution of such action and settlement thereof, but Celera will keep AMI informed in writing on a regular basis as to the status of such actions.

(c)	In the event a Third Party sells a Competing Product or a Cannibalizing Product and causes material competitive harm to AMI’s sales of Celera Products, upon request by Celera, AMI will investigate possible infringement by such Competing Product or Cannibalizing Product of a Patent Right owned by AMI or its Affiliates, and, if AMI reasonably concludes there is infringement, AMI will exercise commercially reasonable efforts, at its expense, to abate such infringement. Upon AMI’s request and at AMI’s expense, Celera will cooperate in the pursuit thereof, as is reasonably necessary. AMI will have the sole right to control prosecution of such action and settlement thereof, but AMI will keep Celera informed in writing on a regular basis as to the status of such actions.

9.3	Alleged Product Infringement. If either Celera or AMI receives notice from a Third Party that any Celera Product allegedly infringes upon the rights of such Third Party, the Party receiving such notice will promptly (but in no event later than fifteen (15) days from receipt of such notice) inform the other Party.

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[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.4	Patent Indemnity.

(a)	The Parties will share equally any liabilities, damages, judgments, costs, expenses (including reasonable attorney’s fees and expenses necessary to consider, advise, and defend) arising out of or from any suit, proceeding or claim made or brought against AMI or its Affiliates or Celera or its Affiliates alleging that any aspect of the manufacture, use, sale, offer for sale or import of any Celera Product existing as of the Effective Date as sold to AMI or its Affiliates hereunder constitutes an infringement of any Third Party patent or other intellectual property right. The Parties will jointly agree upon the defense of any such suit, proceeding or claim.

(b)	Celera will defend, indemnify, and hold AMI, its Affiliates, officers, directors, employees, representatives, agents, Distributors and its customers harmless from and against any liabilities, damages, judgments, costs, expenses (including reasonable attorney’s fees and expenses necessary to consider, advise, and defend) arising out of or from any suit, proceeding or claim made or brought against AMI or its Affiliates or Celera alleging that any aspect of the manufacture, use, sale, offer for sale or import of either: (i) any New Celera Product, or (ii) any modification of a Celera Product existing as of the Effective Date made by or on behalf of Celera, as sold to AMI or its Affiliates hereunder constitutes an infringement of any Third Party patent or other intellectual property right. This provision will not apply to any claim of infringement that is based on (x) a Celera Product existing as of the Effective Date, or (y) a modification made by AMI, its Affiliates, Distributors or customers to a Celera Product, a New Celera Product or a combination including a Celera Product or a New Celera Product, after such Celera Product or New Celera Product is transferred to AMI, its Affiliates, Distributors or customers.

(c)

In the event a Party believes a license under Patent Rights owned by a Third Party is necessary in order for Celera to manufacture or AMI to use, sell, offer for sale, import or distribute the Celera Product or if either Celera or AMI is given written notice by a Third Party that the Celera Product infringes Patent Rights owned or controlled by the Third Party, then the Parties will consult with each other. If the Parties agree that a license is necessary or agree on the infringement risk, either Party may (i) terminate AMI’s distribution under this Agreement with respect to such Celera Product upon thirty (30) days’ written notice to the other Party, or (ii) seek to obtain a license from the Third Party in a timely manner and on commercially reasonable terms. Upon procuring such license, the Parties may renegotiate the then-applicable Estimated Purchase Price for the Celera Product to reflect any royalty payments to be paid by Celera or AMI to such Third Party. Prior to Celera’s suspension in the supply of the

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Celera Product as contemplated by Section 9.4(c)(i), Celera will give AMI the option to hold Celera harmless from any future damages for the continued supply of the Celera Product. If the manufacture, use or sale of a Celera Product distributed hereunder is covered by an Adopted AMI License and the Adopted AMI License is terminated, Celera will have the right to cease supply of such Celera Product to AMI effective upon three (3) months’ prior written notice to AMI.

(d)	Any suspension in supply of Celera Products pursuant to this Section 9.4 will not be a failure of supply subject to Section 3.6.

9.5	Copyrights, Trademarks.

(a)	During the Distribution Term, Celera authorizes AMI, its Affiliates and its Distributors to use, in connection with AMI’s labeling, advertisement, promotion, sale, distribution and service of the Celera Products, the copyrighted material which Celera uses in connection with the Celera Products including, without limitation, package inserts, Software, marketing materials and a troubleshooting guide, which Celera creates for the Celera Product (collectively, “Celera Materials”). AMI will not use any of the Celera Materials other than as expressly contemplated by this Agreement. Nothing contained in this Agreement will give AMI any right, title or interest in any such Celera Materials, other than the limited use granted in this Section 9.5(a). AMI agrees to promptly notify Celera in writing of any known or suspected infringement of the copyright of Celera Materials that comes to AMI’s attention.

(b)	During the Distribution Term, Celera grants AMI, its Affiliates and its Distributors the limited right to use, in connection with the labeling, promotion, distribution and sale of Celera Products, the trademarks, service marks, trade names, logos, designations, and trade dress set forth in Appendix 9.5(b) (collectively, “Celera Trademarks”). AMI will not use the Celera Trademarks in connection with any other product, article or item or other than as expressly provided by this Agreement. Nothing contained in this Agreement will give AMI any right, title or interest in any such Celera Trademarks, other than the limited use granted in this Section 9.5(b). AMI agrees to promptly notify Celera in writing of any known or suspected infringement of Celera Trademarks that comes to AMI’s attention.

9.6	Third Party Out-License. With AMI’s prior written consent, Celera may grant any Third Party a license to Commercialize a diagnostic testing service for [*] during the Distribution Term, provided Celera pays royalties as specified in Section 4.1(g) of the Royalty Agreement.

9.7	No License Rights. Except as expressly granted in this Agreement or the Royalty Agreement, no Party obtains any express or implied right or license

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under any Patent Rights or Technology owned by the other Party, including without limitation Patent Rights and Technology solely owned by the other Party pursuant to the Alliance.

Article 10. Confidential Information

10.1	Confidentiality. Subject to this Article 10, each Party will: (a) maintain in confidence the Confidential Information of the other Party; (b) have the right to use the Confidential Information of the other Party solely for the purpose of performing its obligations and exercising its rights under this Agreement; (c) not use or grant to others the use of the Confidential Information of the other Party except as expressly permitted hereby; and (d) not disclose the Confidential Information of the other Party except on a need-to-know basis to such Party’s directors, officers, employees, agents, consultants, Affiliates, contractors and Distributors, to the extent such disclosure is reasonably necessary in connection with such Party’s activities as expressly authorized by this Agreement. Each Party will ensure that any of its directors, officers, employees, agents, consultants, Affiliates, contractors and Distributors having access to the other Party’s Confidential Information is under a contractual obligation to the Party to hold in confidence and not use such Confidential Information, except as permitted under this Agreement. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the other Party’s Confidential Information. In performance of its obligation under this Section 10.1, each Party will exercise the same degree of care as it exercises with respect to its own proprietary information.

10.2	Terms of Agreement. No Party may disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party; provided, however, that a Party may disclose, under terms of confidentiality equivalent to those in this Article 10, the terms or conditions of this Agreement: (a) on a need-to-know basis to its legal and financial advisors to the extent such disclosure is reasonably necessary; and (b) to a Third Party in connection with (i) banks and lenders providing loans or credit facilities, (ii) a merger, consolidation or similar transaction by such Party or (iii) the sale or other transfer of all or substantially all of such Party’s assets to which this Agreement pertains. Notwithstanding the provisions of this Section 10.2, a Party may disclose to potential customers and partners general aspects of this Agreement; provided, that no financial terms of this Agreement are disclosed.

10.3

Permitted Disclosures. The confidentiality obligations under this Article 10 will not apply to the extent that a Party is required to disclose information: (a) by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; (b) pursuant to the rules and regulations of any exchange or market on which a Party’s securities are traded or listed; (c) for regulatory purposes, including obtaining FDA approvals; or (d) for audit, tax or customs purposes; provided, however, that such Party will: (x) provide written notice thereof to the other Party; (y) consult with the other Party with respect to such

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disclosure and use all reasonable efforts to provide the other Party with sufficient opportunity to object to any such disclosure or to request confidential treatment thereof; and (z) disclose only that portion of Confidential Information or other information, the disclosure of which is restricted hereunder, that it determines (based on advice of its legal counsel) is legally required to be disclosed, and will exercise its commercially reasonable efforts to obtain reliable assurance that confidential treatment required hereby will be accorded such information.

10.4	Term of Obligations. Except as provided below, the obligations of this Article 10 will expire five (5) years after termination or expiration of this Agreement. Within such five (5) year period, either Party may notify, in writing, the other Party of Confidential Information considered to be a trade secret of the notifying Party, in which event, the other Party will comply with the terms of this Article 10 with respect to such identified trade secret so long as it retains the characteristics of Confidential Information. The obligations of confidentiality regarding Confidential Information shared pursuant to Section 3.8(a), Celera Product compositions and Specifications, Software, and proprietary Technology will not expire, except as provided by Sections 1.21(a)-(d).

10.5	Public Announcements.

(a)	The Parties will mutually agree on a joint press release relating to this Agreement and the Royalty Agreement for issuance within four (4) business days after the Signature Date. The Parties agree to consult with each other before issuing any other press release or making any public statement with respect to this Agreement or any other transaction contemplated herein and will not issue any such other press release or make any such public statement prior to obtaining the written consent of the other Party, which consent will not be unreasonably withheld. Following the approval of any such other press release or public statement, the facts and matters contained in such press release or public statement will no longer be deemed Confidential Information.

(b)	AMI and Celera will not use the name of the other Party in any marketing or advertising materials without the prior written approval of the other Party or except as provided by this Agreement.

10.6

Publication. If a Party desires to present at symposia, national or regional professional meetings, or to publish in journals or other publications any information derived from or in any way related to this Agreement (“Publishing Party”), then the Publishing Party will first provide the other Party (“Non-Publishing Party”) with copies of the proposed presentation or publication materials at least thirty (30) days in advance of the presentation or publication date. Within fifteen (15) days after its receipt of such information, the Non-Publishing Party will either consent in writing to the proposed presentation or publication or will provide suggested changes to the proposed presentation or publication. If the Publishing Party modifies the proposed presentation or

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publication consistent in all respects with the required changes of the Non-Publishing Party, the Publishing Party may proceed with the proposed presentation or publication. In addition, the Publishing Party will delay any proposed publication or presentation an additional sixty (60) days in the event the Non-Publishing Party so requests to enable it to secure patent or other proprietary protection.

Article 11. Representations, Warranties, Guaranty and Covenants

11.1	By Celera. Celera hereby represents and warrants that:

(a)	Celera has the full right, power and corporate authority to enter into this Agreement, and to make the promises set forth in this Agreement, and to grant the rights herein;

(b)	This Agreement is enforceable against Celera and there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this Agreement;

(c)	To the best of Celera’s knowledge, as of the Effective Date, no adverse actions are threatened or pending before any court or governmental agency or other tribunal relating to any of the Celera Products;

(d)	No Celera Product delivered to a carrier pursuant to this Agreement will, at the time of such delivery, be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (“Act”) or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as such Act and such laws are constituted and effective at the time of such delivery nor will such Celera Product be an article which may not, under the provisions of such Act, be introduced into interstate commerce;

(e)	Each lot of Celera Product delivered to AMI will at the time of delivery to the carrier have the applicable shelf life set forth in Section 4.4 and will continue, until the applicable expiration date, to conform to the Specifications and will be free from defects in materials and workmanship;

(f)	Celera has obtained or will seek to obtain and will maintain appropriate Regulatory Approvals to market the Celera Products in the Territory;

(g)	To its knowledge, Celera owns or has valid licenses or rights to all intellectual property required to manufacture, and sell the Celera Products to AMI and for Ami to sell, offer for sale, use, import and distribute Celera Products;

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(h)	The manufacturing facilities and processes utilized for the manufacture of the Celera Products will, at the time of manufacture, comply with applicable FDA regulations including, without limitation, applicable Quality Systems and GMP Requirements and any equivalent foreign requirements and regulations;

(i)	Celera and, as of the date of delivery to AMI’s designated carrier, the Celera Products are and will be in material compliance with all applicable worldwide environmental, health, safety and transportation regulations (including, but not limited to, regulations of the U.S. Environmental Protection Agency, U.S. Occupational Safety and Health Administration, European Community Directives, U.S. Department of Transportation, International Air Transportation Association, and equivalent worldwide regulations); and

(j)	Each item of environmental, health and safety information, including but not limited to, all MSDSs, related to the Celera Products or supplied by Celera under this Agreement is complete and accurate on the date on which it is supplied.

11.2	Warranty Voided. ANY ALTERATION, CHANGE, MODIFICATION, REPACKAGING, OR REPAIR MADE ON ANY OF CELERA PRODUCTS OTHER THAN BY CELERA WILL VOID THE WARRANTY EXTENDED BY CELERA AS TO SUCH CELERA PRODUCTS UNDER SECTION 11.1.

11.3	By AMI. AMI represents and warrants that:

(a)	AMI has the full right, power and corporate authority to enter into this Agreement and to make the promises set forth in this Agreement; and

(b)	this Agreement is enforceable against AMI; and there are no outstanding agreements, assignments or encumbrances in existence inconsistent with the provisions of this Agreement.

11.4	Represented by Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

11.5

Disclaimer Of Warranties. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY PRODUCT, TECHNOLOGY, OR PATENT RIGHTS. ADDITIONALLY, EACH PARTY EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED,

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THAT THE MANUFACTURE, USE, SALE, OFFER FOR SALE, IMPORT, COPYING OR DISTRIBUTION OF ANY PRODUCT OR METHOD SUBJECT TO THIS AGREEMENT WILL NOT INFRINGE OR MISAPPROPRIATE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. ALL TECHNOLOGY PROVIDED BY ONE PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT IS PROVIDED “AS IS.”

Article 12. Indemnification

12.1	Indemnification by Celera. In addition to Celera’s indemnity obligations set forth in Section 9.4, Celera will defend, indemnify and hold AMI, its officers, directors, employees, representatives, and agents (collectively, the “AMI Indemnified Entities”) harmless from and against any liability, damage, loss, cost or expense, including reasonable attorney and other legal fees (collectively, “Liability”), arising out of or resulting from: (a) Celera’s breach of any representation, warranty, certification or guarantee given pursuant to or set forth in this Agreement; (b) Celera’s default in the performance of its obligations under this Agreement and failure or inability to cure such default in accordance with this Agreement; or (c) any Third Party claims or suits made or brought against any one or more of the AMI Indemnified Entities, to the extent such Liability arises out of or relates to Celera’s negligence or willful misconduct or any theory of manufacturer’s strict liability with regard to any Celera Product or Agreement Instrument manufactured by Celera or Celera’s performance or non-performance hereunder.

12.2	Indemnification by AMI. AMI will defend, indemnify and hold Celera, its officers, directors, employees, representatives, and agents (collectively, the “Celera Indemnified Entities”) harmless from and against any Liability (except for any liabilities, damages, judgments, costs, or expenses covered under Section 9.4) arising out of or resulting from: (a) AMI’s breach of any representation, warranty, certification or guarantee given pursuant to or set forth in this Agreement; (b) AMI’s default in the performance of its obligations under this Agreement and failure or inability to cure such default in accordance with this Agreement; or (c) any Third Party claims or suits made or brought against any one or more of the Celera Indemnified Entities, to the extent such Liability arises out of or relates to AMI’s negligence or willful misconduct with regard to AMI’s sale or promotion of any Product or AMI’s performance or non-performance hereunder.

12.3

Conditions of Indemnification. With respect to any claim for which a Party (the “Claiming Party”) seeks indemnification from the other Party (“Indemnifying Party”) under this Agreement, the Claiming Party will: (a) advise the Indemnifying Party of any claim, proceeding or suit (individually, an “Action”), in writing, within thirty (30) days after the Claiming Party has received notice of such Action or within such period of time so as not to materially prejudice the right of the Indemnifying Party with regard to the defense of such Action, whichever period is shorter; (b) assist the Indemnifying Party and its representatives in the investigation and defense of any Action for which

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indemnification is provided; and (c) not offer to settle, settle or otherwise compromise such Action without the Indemnifying Party’s prior written consent, which consent will not be unreasonably withheld, unless such settlement fully releases the Claiming Party without any liability, loss, cost or obligation to such Party.

12.4	Insurance. During the Distribution Term, each Party will, at its sole cost and expense, obtain and keep in force a policy of comprehensive general liability insurance with bodily injury, death and property damage limits of [*] U.S. Dollars (US$[*]) per occurrence and [*] U.S. Dollars (US$[*]) in the aggregate. Promptly following the Signature Date, each Party either: (a) will furnish to the other Party a certificate of insurance evidencing the insurance required hereunder and providing for at least thirty (30) days prior written notice to the other Party of any cancellation, termination or change of such insurance coverage, or (b) will furnish to the other Party a certificate of self insurance identifying the claims process.

12.5	Limitation of Liability. EXCEPT AS PROVIDED BELOW, FOR THIRD PARTY CLAIMS SET FORTH IN SECTIONS 12.1 AND 12.2, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INCIDENTAL, PENAL, SPECIAL, INDIRECT OR SIMILAR DAMAGES WHATSOEVER ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, DAMAGES RELATING TO LOSS OF PROFITS (ALL OF WHICH DAMAGES ARE REFERRED TO COLLECTIVELY HEREIN AS “DAMAGES”); PROVIDED, IF CELERA VOLUNTARILY CHOOSES NOT TO SUPPLY SPECIFIC CELERA PRODUCT(S) AS DESCRIBED IN SECTION 3.6(B), CELERA WILL BE LIABLE TO AMI FOR ANY AND ALL DAMAGES UP TO [*] (US$[*]).

Article 13. Term/Termination

13.1

Term and Expiration. This Agreement will commence on the Effective Date and, unless sooner terminated as provided in this Agreement, will continue in effect until the fifth (5th) anniversary thereof (“Initial Term”). This Agreement will automatically continue for two (2) consecutive twenty-four (24)-month renewal terms (each, a “Renewal Term”) unless and until one Party provides the other Party notice of an intent not to renew, such notice to be delivered to the other Party not less than twelve (12) months before expiration of the Initial Term or any subsequent Renewal Term. If automatically renewed for two (2) twenty-four (24)-month Renewal Terms, this Agreement will finally expire on the ninth (9th) anniversary of the Effective Date.

13.2	Termination for Cause. Upon any material breach of this Agreement by either Party, the non-breaching Party may terminate this Agreement upon sixty (60) days prior written notice to the breaching Party. The termination will be effective at the end of the sixty (60) day period unless the breaching Party has cured such breach within such sixty (60) day period.

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13.3	Termination for Insolvency. Either Party may terminate this Agreement upon written notice to the other in the event of:

(a)	insolvency of the other Party, or the appointment of a receiver by the other Party for all or any substantial part of its properties, provided that such receiver is not discharged within sixty (60) days of its appointment;

(b)	the adjudication of the other Party as bankrupt;

(c)	the admission by the other Party in writing of its inability to pay its debts as they become due;

(d)	the execution by the other Party of an assignment for the benefit of its creditors; or

(e)	the filing by the other Party of a petition to be adjudged as bankrupt, or a petition or answer admitting the material allegations of a petition filed against the other Party in any bankruptcy proceeding, or the act of the other Party in instituting or voluntarily being or becoming a Party to any other judicial proceeding intended to effect a discharge of the debts of the other Party, in whole or in part.

13.4	Consequences of Expiration or Early Termination. Upon the expiration or early termination of this Agreement:

(a)	Depending on whether AMI has satisfied the Sales Minimum for the Calendar Year of expiration or termination, Celera thereafter will pay to AMI royalties on Net Sales of each Celera Product at the rates and for the time periods specified in the Royalty Agreement.

(b)	Each Party will return all Confidential Information of the other Party.

(c)	If Celera cannot reasonably use the Components, AMI will purchase and accept delivery for the Components in the safety stock inventory held by Celera in accordance with Section 3.5 and any Celera Product which Celera has manufactured for AMI under a firm purchase order accepted by Celera as of the date of termination of this Agreement; provided, however, that AMI will not have an obligation to, but may, purchase the Components or Celera Products under this Section 13.4(c) if such termination is due to a breach or failure to supply by Celera or Force Majeure Event affecting Celera.

(d)	AMI may sell and/or distribute any Celera Products existing in AMI’s inventory after expiration or termination of this Agreement, provided such Products are either sold or distributed within twelve (12) months of the expiration or termination date, as the case may be.

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(e)	Upon request to Celera and reasonable justification by AMI regarding the return on investment for Agreement Instruments, and if the return on investment meets Celera’s acceptable risk adjusted levels in Celera’s sole and reasonable judgment, Celera will buy back from AMI at net book value, any Agreement Instruments that are solely dedicated to the use of Celera Products. Any such buy back will occur promptly after AMI provides to Celera the information reasonably necessary under this Section 13.4(e).

(f)	Neither Party will be relieved from any obligation that accrues pursuant to this Agreement before the effective date of the expiration or termination nor will either Party be released from any payment obligation that may have been incurred as a result of operations conducted under this Agreement.

13.5	Inclusive Remedy. Except as otherwise provided in this Agreement, each Party will have the rights and remedies set forth herein in addition to any other remedies which it may have under applicable statutory or common law. Each Party will have the sole discretion to determine which of its rights and remedies, if any, it will pursue and such Party will not be required to exhaust any of its other rights or remedies before pursuing any one of the rights and remedies set forth in this Agreement.

13.6	Accrued Obligations. Termination, expiration, cancellation or abandonment of this Agreement through any means and for any reason will not relieve the Parties of any obligation accruing prior thereto and will be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement

13.7	Survival. Expiration or early termination of this Agreement will not relieve either Party of its obligations incurred prior to expiration or early termination. The obligations under Articles 1, 5, 8, 9 and 10 and Sections 3.9, 3.10. 3.11, 4.5, 6.1(c), 6.3, 6.6 through 6.8, 13.4 through 13.7, 14.1, 14.6 through 14.7, and 14.13 will survive expiration or early termination of this Agreement or of any extensions thereof in accordance with the intent of such Articles and Sections, and the obligations under Article 12 will survive expiration or early termination of this Agreement or of any extensions thereof for a period of three (3) years. In addition, all provisions that survive termination, that are irrevocable or that arise due to termination will survive in accordance with their terms. Any other provisions of this Agreement contemplated by their terms that pertain to a period of time following termination or expiration of this Agreement will survive for the specified period of time only.

Article 14. MISCELLANEOUS

14.1	Notices. All notices, requests or other communications required or permitted to be given under this Agreement to any Party will be in writing and will be deemed

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to have been sufficiently given when delivered by personal service or sent by registered mail or a recognized private mail carrier service, telex or facsimile with a written confirmation copy, to the recipient addressed as follows:

(a)	If to AMI:

Director, Licensing & Business Development

Abbott Molecular Inc.

1300 E. Touhy Ave

Des Plaines, IL 60018-3315

Facsimile: (224) 361-7054

with a copy to:

VP, Corporate Transactions &

Medical Products Legal Operations

Abbott Laboratories

100 Abbott Park Road

Dept. 322, AP6A-2

Abbott Park, IL 60064

Facsimile: (847) 938-1206

(b)	If to Celera:

Celera Corporation

Attn: Chief Executive Officer

1401 Harbor Bay Parkway

Alameda, CA 94502

Facsimile: (510) 749-4288

with a copy to:

Celera Corporation

Attn: General Counsel

1401 Harbor Bay Parkway

Alameda, CA 94502

Facsimile: (510) 749-4301

All such communications will be deemed to be effective on the day on which personally served, or, if sent by registered mail, on the fourth day following the date presented to the postal authorities for delivery to the other Party (the cancellation date stamped on the envelope being evidence of the date of such delivery), or if by private mail carrier service, the date of the carrier receipt, or if by telex or facsimile, on the telex or facsimile date. Either Party may give to the other written notice of change of address, in which event any communication will thereafter be given to such Party as above provided at such changed address.

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14.2	Assignment. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns. Notwithstanding the foregoing and except as provided below, neither Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party, which consent may not be unreasonably withheld, conditioned or delayed. The foregoing notwithstanding, each Party may assign this Agreement without the other Party’s approval to a Third Party that acquires substantially all of the business of such Party to which this Agreement pertains, provided (a) such Third Party agrees in writing to the terms of this Agreement, and (b) if the Third Party acquires Celera, AMI may terminate this Agreement if the Third Party is a competitor of AMI. Either Party also may, without the consent of the other Party, assign this Agreement to an Affiliate thereof provided that the Party guarantees the performance of such assignee.

14.3	Waivers. Any waiver by either of the Parties hereto of any rights arising from a breach of any covenants or conditions of this Agreement will not be construed as a continuing waiver of other breaches of the same nature or other covenants or conditions of this Agreement.

14.4	Relationship of Parties. The relationship of the Parties under this Agreement is that of independent contractors. Nothing contained in this Agreement is intended or is to be construed so as to constitute the Parties as partners, joint venturers, or either Party as an agent or employee of the other. Neither Party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of the other, or to bind the other Party to any contract, agreement or undertaking with any Third Party, and no conduct of the Parties will be deemed to infer such right.

14.5	Force Majeure.

(a)	Delay or failure on the part of either Party in performing its obligations under this Agreement will not subject such Party to any liability to the other Party if such delay or failure is caused by or results from a Force Majeure Event.

(b)	Upon occurrence of an Force Majeure Event, the Party affected will promptly notify the other in writing, setting forth the details of the occurrence, and making every attempt to resume the performance of its obligations as soon as practicable after the Force Majeure Event ceases. If such Force Majeure Event prevents or will prevent performance of a material provision of this Agreement by one Party for more than three (3) consecutive months, then the other Party may immediately terminate this Agreement upon written notice to the non-performing Party.

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14.6	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, United States of America, excluding its conflict of laws principles.

14.7	Disputes and Alternative Dispute Resolution. Except as set forth in Sections 3.8(c) and 4.8(b), any dispute or claim arising out of or in connection with this Agreement will be resolved by binding Alternative Dispute Resolution (“ADR”) in accordance with the provisions set forth in Appendix 14.7.

14.8	Appendices. The Parties hereby agree to be bound by and fully perform the terms, conditions, representations, warranties and obligations contained in the Appendices, attached hereto and incorporated into and made part hereof, as if the same were fully set forth in this Agreement.

14.9	Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable by a court or agency of competent jurisdiction, that provision will be severed or will be modified by the Parties so as to be legally enforceable (and to the extent modified, it will be modified so as to reflect, to the extent possible, the intent of the Parties) and the validity, legality and enforceability of the remaining provisions will not be affected or impaired in any way.

14.10	Amendments. Except as otherwise expressly provided herein, neither this Agreement nor any provision hereof may be amended or waived except by a written instrument signed by both Parties.

14.11	Headings. The headings of the Articles and Sections of this Agreement have been added for the convenience of the Parties and will not be deemed a part hereof.

14.12	Counterparts. This Agreement may be executed in any number of counterparts, all of which together will constitute a single Agreement. Facsimile signatures will be accepted by the Parties.

14.13	Entire Agreement. This Agreement and the Royalty Agreement are the sole understandings and agreements of the Parties hereto with respect to the subject matter hereof and supersede all other such prior agreements and understandings, including the Alliance Agreement and the Atria Distribution Agreement. In the event there is any conflict between the provisions of this Agreement and the Royalty Agreement as to the obligations or rights of the Parties, the terms of the Royalty Agreement shall prevail.

14.14	French Tender. Transactions pursuant to the arrangement between AMI and Celera dated January 23, 2008, relating to the French tender for HLA products for 2008 through [*], are not subject to the terms of this Agreement.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative.

Distribution Agreement	62

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ABBOTT MOLECULAR INC.		CELERA CORPORATION

By:	/s/ D. Stafford O’Kelly	By:	/s/ Kathy Ordoñez
	(Signature)		(Signature)

	D. Stafford O’Kelly		Kathy Ordoñez
	(Printed Name)		(Printed Name)

	President		Chief Executive Officer
	(Title)		(Title)

	12/26/08		December 26, 2008
	Date		Date

Distribution Agreement	63

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE OF APPENDICES

Appendix 1.5	-	AMI Product Indications and Platform Technology

Appendix 1.13	-	Celera Product Indications and Platform Technology

Appendix 1.69	-	Specific Celera Products and Celera Product Groups

Appendix 1.70	-	Celera Product Specifications

Appendix 2.1	-	Distribution Countries

Appendix 2.14(a)		Project Plans and Schedules for Celera Development Products

Appendix 3.2(c)(i)	-	Example of Actual Purchase Price Protection Calculation for Celera Product Group

Appendix 3.3(d)	-	Long Lead Products

Appendix 9.5(b)	-	Celera Trademarks

Appendix 14.7	-	Alternative Dispute Resolution Procedure

Distribution Agreement	64

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1.5

AMI PRODUCT INDICATIONS AND PLATFORM TECHNOLOGY

Tier	AMI Product Indication	Platform Technology
I	HIV viral load	Real Time PCR
	HBV viral load	Real Time PCR
	Chlamydia trachomatis (CT) only, or in combination with NG	Real Time PCR
	Neisseria gonorrhoeae (NG) only, or in combination with CT	Real Time PCR
	HPV (manufactured and sold outside the U.S.), [*]	Real Time PCR
	HCV Genotyping [*]	Real Time PCR
	HCV viral load [*]	Real Time PCR
II	[*]	Real Time PCR
	[*]	Real Time PCR
	[*]	Real Time PCR
III	HCV Genotyping [*]	Real Time PCR
	HCV viral load [*]	Real Time PCR

Distribution Agreement	65

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1.13

CELERA PRODUCT INDICATIONS AND PLATFORM TECHNOLOGY

Celera Product Indication	Platform Technology
[*]	[*]
[*]	[*]
Cystic fibrosis	DNA sequencing
[*]	[*]
Fragile X	DNA sequencing
Factor II for Deep Vein Thrombosis (DVT)	Luminex xMAP
Factor V for DVT	Luminex xMAP
Methylene Tetrahydrofolate Reductase (MTHFR) for DVT	Luminex xMAP
Sequence-based HLA typing (SBT HLA)	DNA sequencing
[*]	[*]
HIV genotyping/resistance	DNA sequencing

[*]

Distribution Agreement	66

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1.69

SPECIFIC CELERA PRODUCTS AND CELERA PRODUCT GROUPS

Specific Celera Products and Product Families

ViroSeq

AMI List Number	Celera List Number
		ViroSeq 2.8 CE
4J94-32	5001500	IFU, VSEQ2.0 HIV 3100-2.8 CE, ENGLISH
4J94-33	5001501	IFU, VSeq2.0 HIV 3100-2.8 CE, French
4J94-34	5001502	IFU, VSeq2.0 HIV 3100-2.8 CE, German
4J94-26	5001503	IFU, VSeq2.0 HIV 3100-2.8 CE, Italian
4J94-36	5001504	IFU, VSeq2.0 HIV 3100-2.8 CE, Spanish
4J94-37	5001505	IFU, VSeq2.0 HIV 3100-2.8 CE, Greek
4J94-38	5001506	IFU, VSeq2.0 HIV 3100-2.8 CE, Portuguese
4J94-39	5001507	IFU, VSeq2.0 HIV 3100-2.8 CE, Danish
4J94-40	5001508	IFU, VSeq2.0 HIV 3100-2.8 CE, Swedish
4J94-20	5002397	FG,VSeq HIV-1 Genotype Sys v2 Pack 1, CE
4J94-21	5002398	FG,VSeq HIV-1 Genotype Sys v2 Pack 2, CE
4J94-22	5002437	Software v2.8 ViroSeq HIV Genotype, CE
New Part	5002486	IFU, ViroSeq 2.0 HIV 2.8 CE, CS
New Part	5002487	IFU, ViroSeq 2.0 HIV 2.8 CE, Norway

		ViroSeq 2.8 IVD
4J94-08	5002427	FG,VSeq HIV-1 Genotype Sys v2 Pack 1,IVD
4J94-07	5002428	FG,VSeq HIV-1 Genotype Sys v2 Pack 2,IVD
4J94-13	5002439	ViroSeq HIV-1 GT Sys Software v2.8, IVD
4J94-12	5002441	FG, 3100/3100Avant OM, VS HIV-1 v2, IVD

		HIV Integrase
New Part	5002720	FG, ViroSeq HIV-1 Integrase Kit RUO
New Part	5002721	FG, ViroSeq PCR Cleanup Reagent, GPR
New Part	5002722	FG, ViroSeq Sample Prep, Integrase (RUO)

Distribution Agreement	67

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CF

		CF CE
4J92-66	5000184	Cystic Fibrosis Genotyping Assay CE
	5001653	IFU, CF GT ASSAY v3 CAN IVD, ENGLISH
	5001654	IFU, CF GT ASSAY v3 CAN IVD, FRENCH
2N05-03	5001862	IFU, CF GENOTYPING ASSAY v3 CE, ENGLISH
2N05-04	5001863	IFU, CF GENOTYPING ASSAY v3 CE, FRENCH
2N05-05	5001864	IFU, CF GENOTYPING ASSAY v3 CE, GERMAN
2N05-06	5001865	IFU, CF GENOTYPING ASSAY v3 CE, ITALIAN
2N05-07	5001866	IFU, CF GENOTYPING ASSAY v3 CE, SPANISH
2N05-08	5001867	IFU, CF GENOTYPING ASSAY v3 CE, GREEK
2N05-09	5001868	IFU, CF GENOTYPING ASSAY v3 CE, PORTUGUE
2N05-10	5001869	IFU, CF GENOTYPING ASSAY v3 CE, DANISH
2N05-11	5001870	IFU, CF GENOTYPING ASSAY v3 CE, SWEDISH
2N05-02	5001871	CF Conf Disk v2.0 for GeneMapper v3.5,CE
New Part	5002253	IFU, CF GENOTYPING ASSAY v3 CE, CZE
New Part	5002254	IFU, CF GENOTYPING ASSAY v3 CE, NOR

		CF US IVD
New Part	5000469	INSTR MANUAL, CF GT ASSAY, US IVD
6L20-01	5001534	FG, CF GENOTYPING ASSAY, US IVD
6L20-02	5001547	USER’S MANUAL, CF GT ASSAY, US IVD
	5001548	CF CONFIG DISK, GMv3.5, US IVD
2N45-01	5002000	FG, CEGA POLYMER
2N46-01	5002001	FG, HIGHLY DEIONIZED FORMAMIDE
2N47-01	5002002	FG, CEGA-16 Instrument
2N48-01	5002003	FG, CEGA 10x BUFFER
2N49-01	5002004	FG, CEGA-16 ARRAY 36cm
2N50-01	5002005	CEGA RESERVOIR FOR BUFFER-WATER-WASTE
2N51-01	5002006	CEGA RESERVOIR SEPTA
2N52-01	5002007	CEGA-16 INSTRUMENT PQ PROTOCOL
New Part	5002008	CEGA-16 INSTRUMENT IQ/OQ PROTOCOL
2N57-01	5002009	CEGA INSTALLATION MANUAL
2N69-01	5002010	FG, CEGA DATA COLLECTION SOFTWARE v2.1
2N59-01	5002012	ARRAY CALIBRATION RULER
2N58-01	5002013	96-WELL PLATE BASE
2N60-01	5002014	96-WELL PLATE RETAINER
New Part	5002015	96-WELL PLATE SEPTA
2N67-01	5002016	250 uL GLASS SYRINGE
New Part	5002017	5.0mL GLASS SYRINGE
2N71-01	5002020	CEGA-16 Instrument Site Prep/Safety
New Part	5002023	Array Ferrule Sleeve PEEK
2N74-01	5002027	CEGA-16 INSTRUMENT, COMPLETE SYSTEM
2N76-01	5002028	CEGA-16 COMPUTER SYSTEM
6L20-07	5002029	CEGA, CF IVD SOFTWARE IMAGE
2N45-01	5002030	FG, GENEMAPPER SOFTWARE v3.5.4
2N46-01	5002031	96-WELL REACTION PLATE
2N47-01	5002033	SYRINGE O-RING
2N48-01	5002496	FG, CF Genotyping Assay, US IVD 2304 Kit

Distribution Agreement	68

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Fragile X

		Fragile X
6L43-01	5001609	FG, ASR PRIMERS FOR FMR1
6L43-02	5001610	FG, ASR PRIMERS FOR GENDER
6L44-05	5001611	FG, HIGH GC PCR BUFFER, GPR
6L44-06	5001612	FG, TR PCR ENZYME MIX, GPR
6L44-07	5001613	FG, CLEANUP ENZYME MIX, GPR
6L44-08	5001640	FG, ROX 1000 SIZE STANDARD, GPR

DVT Thrombosis

		DVT and DVT GPRs
6L44-01	5001566	FG, HYBRIDIZATION BUFFER, GPR
6L44-03	5001568	FG, SA-PE REAGENT, GPR
6L44-04	5001569	FG, LUMINEX PCR BUFFER, GPR
3N01-01	5002216	FG, Bead Mix 1, GPR
New Part	5002594	FG, ASR Primers for Factor V
New Part	5002595	FG, ASR Primers for Factor V R2
New Part	5002596	FG, ASR Primers for Factor II
New Part	5002597	FG, ASR Primers for MTHFR 677
New Part	5002598	FG, ASR Primers for MTHFR 1298
New Part	5002599	FG, ASR Probes for Factor V A1
New Part	5002600	FG, ASR Probes for Factor V A2
New Part	5002601	FG, ASR Probes for Factor V R2 A1
New Part	5002602	FG, ASR Probes for Factor V R2 A2
New Part	5002603	FG, ASR Probes for Factor II A1
New Part	5002604	FG, ASR Probes for Factor II A2
New Part	5002605	FG, ASR Probes for MTHFR 677 A1
New Part	5002606	FG, ASR Probes for MTHFR 677 A2
New Part	5002607	FG, ASR Probes for MTHFR 1298 A1
New Part	5002608	FG, ASR Probes for MTHFR 1298 A2

GPRs

		GPRs
4J92-23	4338113	FG, PCR Enzyme, 2 tubes
4J92-24	4338114	FG, OLA Enzyme, 2 tubes
4J92-26	4338116	FG, Diluent for Purified DNA, 1 btl
4J92-27	4338117	FG, Diluent for EDTA Blood, 1 btl
4J92-29	4338118	FG, Matrix Std FAM-HEX-TAMRA-ROX
4J92-43	4339080	FG, PCR Enzyme, 40 tubes
4J92-44	4339081	FG, OLA Enzyme, 40 tubes
4J92-46	4339085	FG, Diluent for Purified DNA, 20 btls
2K85-03	5000062	FG, Manganese Reagent, 2 tubes
2K85-04	5000063	FG, Z05 DNA Polymerase GPR, 2 tubes
4J92-51	5000290	FG, OLA-ROX Size Standard, 20 tubes
4J92-52	5000291	FG, OLA-ROX Size Standard, 1 tube
6L87-01	5001732	FG, URACIL-N-GLYCOSYLASE (UNG), GPR

Distribution Agreement	69

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Generic Software
Generic Software
6L44-50	5001672	FG, GT CALLER ID SOFTWARE v1.2

HLA A
ASRs
09K59-01	AlleleSEQR HLA-A SBT Pack ASR (25)	A - Core Kit
09K59-02	AlleleSEQR HLA-A SBT (ASR 100)	A - Core Kit
09K59-10	A2F98A, ASR 25	A - HARP
09K59-11	A2F98A; ASR 100	A - HARP
09K59-13	A2F98T; ASR 25	A - HARP
09K59-14	A2F98T; ASR 100	A - HARP
09K59-16	A2F144A; ASR 25	A - HARP
09K59-17	A2F144A; ASR 100	A - HARP
09K59-19	A2F261C; ASR 25	A - HARP
09K59-20	A2F261C; ASR 100	A - HARP
09K59-22	A2R311T; ASR 25	A - HARP
09K59-23	A2R311T; ASR 100	A - HARP
09K59-25	A3F363A; ASR 25	A - HARP
09K59-26	A3F363A; ASR 100	A - HARP
09K59-28	A3F363G; ASR 25	A - HARP
09K59-29	A3F363G; ASR 100	A - HARP
09K59-31	A3F414C; ASR 25	A - HARP
09K59-32	A3F414C; ASR 100	A - HARP
09K59-34	A2F203G; ASR 25	A - HARP
09K59-35	A2F203G; ASR 100	A - HARP

HLA B
ASRs
09K60-01	AlleleSEQR HLA-B SBT Pack ASR (25)	B - Core Kit
09K60-02	AlleleSEQR HLA-B SBT (ASR 100)	B - Core Kit
09K60-10	B2F106A; ASR 25	B- HARP
09K60-11	B2F106A; ASR 100	B- HARP
09K60-13	B2F144C; ASR 25	B- HARP
09K60-14	B2F144C; ASR 100	B- HARP
09K60-16	B2F206C; ASR 25	B- HARP
09K60-17	B2F206C; ASR 100	B- HARP
09K60-19	B2R311T; ASR 25	B- HARP
09K60-20	B2R311T; ASR 100	B- HARP
09K60-22	B3F357C; ASR 25	B- HARP
09K60-23	B3F357C; ASR 100	B- HARP
09K60-25	B3F357G; ASR 25	B- HARP
09K60-26	B3F357G; ASR 100	B- HARP
09K60-28	B3R559A; ASR 25	B- HARP
09K60-29	B3R559A; ASR 100	B- HARP
09K60-31	B3R603G; ASR 25	B- HARP
09K60-32	B3R603G; ASR 100	B- HARP

Distribution Agreement	70

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HLA C+
ASRs
09K61-03	AlleleSEQR HLA-C Plus SBT Pck ASR	C- Core Kit
09K61-04	AlleleSEQR HLA-C Plus SBT Pck ASR	C- Core Kit
09K61-10	C2F105T; ASR 25	C- HARP
09K61-11	C2F105T; ASR 100	C- HARP
09K61-13	C2F142G; ASR 25	C- HARP
09K61-14	C2F142G; ASR 100	C- HARP
09K61-16	C2F176G; ASR 25	C- HARP
09K61-17	C2F176G; ASR 100	C- HARP
09K61-19	C3F361T; ASR 25	C- HARP
09K61-20	C3F361T; ASR 100	C- HARP
09K61-22	C3R368C; ASR 25	C- HARP
09K61-23	C3R368C; ASR 100	C- HARP
09K61-25	C3R486G; ASR 25	C- HARP
09K61-26	C3R486G; ASR 100	C- HARP
09K61-28	C3R539T; ASR 25	C- HARP
09K61-29	C3R539T; ASR 100	C- HARP
09K61-31	C3R559A; ASR 25	C- HARP
09K61-32	C3R559A; ASR 100	C- HARP
09K61-61	AlleleSEQR HLA-C Plus Exon1R Seq Mix;ASR	C-plus; optional seq mix for exon 1
09K61-63	AlleleSEQR HLA-C Plus Exon5F Seq Mix;ASR	C-plus; optional seq mix for exon 5
09K61-65	AlleleSEQR HLA-C Plus Exon6F Seq Mix;ASR	C-plus; optional seq mix for exon 6
09K61-67	AlleleSEQR HLA-C Plus Exon7F Seq Mix;ASR	C-plus; optional seq mix for exon 7
09K61-69	AlleleSEQR HLA-C Plus Exon7R Seq Mix;ASR	C-plus; optional seq mix for exon 7

HLA DRB1
ASRs
09K62-01	AlleleSEQR DRB1 SBT Pack ASR (25)	DRB- Core Kit
09K62-02	AlleleSEQR DRB1 SBT Pack ASR (100)	DRB- Core Kit
09K62-10	R2F124C; ASR 25	DRB- HARP
09K62-11	R2F124C; ASR 100	DRB- HARP
09K62-13	R2F124T; ASR 25	DRB- HARP
09K62-14	R2F124T; ASR 100	DRB- HARP
09K62-16	R2F197A; ASR 25	DRB- HARP
09K62-17	R2F197A; ASR 100	DRB- HARP
09K62-19	R2R256A; ASR 25	DRB- HARP
09K62-20	R2R256A; ASR 100	DRB- HARP
09K62-22	R2R286A; ASR 25	DRB- HARP
09K62-23	R2R286A; ASR 100	DRB- HARP

HLA DQB1
ASRs
09K63-01	AlleleSEQR DQB1 SBT Pack ASR (25)	DQB- Core Kit
09K63-02	AlleleSEQR DQB1 SBT (ASR 100)	DQB- Core Kit
09K63-10	Q2F134C; ASR 25	DQB- HARP
09K63-11	Q2F134C; ASR 100	DQB- HARP

Distribution Agreement	71

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HLA DPB1
ASRs
09K64-01	AlleleSEQR DPB1 SBT Pack ASR (25)	DPB - Core Kit
09K64-02	AlleleSEQR DPB1 SBT (ASR 100)	DPB - Core Kit
09K64-10	P2F194C; ASR 25	DPB- HARP
09K64-11	P2F194C; ASR 100	DPB- HARP
09K64-13	P2R251A; ASR 25	DPB- HARP
09K64-14	P2R251A; ASR 100	DPB- HARP
09K64-16	P2R292A; ASR 25	DPB- HARP
09K64-17	P2R292A; ASR 100	DPB- HARP
09K64-19	P2R313G; ASR 25	DPB- HARP
09K64-20	P2R313G; ASR 100	DPB- HARP
09K65-01	AlleleSEQR HLA-A2 GSA Pack ASR (25)	[*]
09K66-01	AlleleSEQR HLA-B GSA Pack ASR (25)
09K67-01	AlleleSEQR DRB GSA Pack ASR (25)
09K68-01	AlleleSEQR DRB GSSP Pack ASR (10)

French Tender Combi Kits
5002699	FG, Alleleseqr Combikit-100, HLA-A	[*]
5002700	FG, Alleleseqr Combikit-100, HLA-B
5002701	FG, Alleleseqr Combikit-100, HLA-C
5002702	FG, Alleleseqr Combikit-100, HLA-DRB
5002703	IFU, Alleleseqr Combikit-100, HLA CE

6L58-01	AlleleSEQR DRB1,3,4,5 CE (25)	[*]

HLA A CE

8K60-01	Allele SEQR HLA-A PCR/Sequencing Kit	A- Core Kit, 25 tests
8K60-03	AlleleSEQR HLA-A SBT CE 100	A- Core Kit, 100 tests
8K60-10	A2F98A; CE 25	A- HARP
8K60-11	A2F98A; CE 100	A- HARP
8K60-13	A2F98T; CE 25	A- HARP
8K60-14	A2F98T;CE 100	A- HARP
8K60-16	A2F144A; CE 25	A- HARP
8K60-17	A2F144A; CE 100	A- HARP
8K60-19	A2F261C; CE 25	A- HARP
8K60-20	A2F261C; CE 100	A- HARP
8K60-22	A2R311T; CE 25	A- HARP
8K60-23	A2R311T; CE 100	A- HARP
8K60-25	A3F363A; CE 25	A- HARP
8K60-26	A3F363A; CE 100	A- HARP
8K60-28	A3F363G; CE 25	A- HARP
8K60-29	A3F363G; CE 100	A- HARP
8K60-31	A3F414C; CE 25	A- HARP

Distribution Agreement	72

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K60-32	A3F414C; CE 100	A- HARP
8K60-34	A2F203G; CE 25	A- HARP
8K60-35	A2F203G; CE 100	A- HARP

HLA B CE

8K61-01	AlleleSEQR HLA-B SBT (CE 25)	B- Core Kit, 25 tests
8K61-03	AlleleSEQR HLA-B SBT (CE 100)	B- Core Kit, 100 tests
8K61-10	B2F106A; CE 25	B- HARP
8K61-11	B2F144C; CE 100	B- HARP
8K61-13	B2F144C; CE 25	B- HARP
8K61-14	B2F144C; CE 100	B- HARP
8K61-16	B2F206C; CE 25	B- HARP
8K61-17	B2F206C; CE 100	B- HARP
8K61-19	B2R311T; CE 25	B- HARP
8K61-20	B2R311T; CE 100	B- HARP
8K61-22	B3F357C; CE 25	B- HARP
8K61-23	B3F357C; CE 100	B- HARP
8K61-25	B3F357G; CE 25	B- HARP
8K61-26	B3F357G; CE 100	B- HARP
8K61-28	B3R559A; CE 25	B- HARP
8K61-29	B3R559A; CE 100	B- HARP
8K61-31	B3R603G; CE 25	B- HARP
8K61-32	B3R603G; CE 100	B- HARP

8K62-01	AlleleSEQR HLA-C SBT (CE 25)	OBSOLETE - replaced by C-plus
8K62-02	AlleleSEQR HLA-C Plus SBT (CE 25)	C- Core Kit, 25 tests
8K62-03	AlleleSEQR HLA-C SBT (CE 100)	OBSOLETE - replaced by C-plus
8K62-04	AlleleSEQR HLA-C Plus SBT (CE 100)	C- Core Kit,100 tests
8K62-10	C2F105T; CE 25	C- HARP
8K62-11	C2F105T; CE 100	C- HARP
8K62-13	C2F142G; CE25	C- HARP
8K62-14	C2F142G; CE 100	C- HARP
8K62-16	C2F176G; CE 25	C- HARP
8K62-17	C2F176G; CE 100	C- HARP
8K62-19	C3F361T; CE 25	C- HARP
8K62-20	C3F361T; CE 100	C- HARP
8K62-22	C3R368C; CE 25	C- HARP
8K62-23	C3R368C; CE 100	C- HARP
8K62-25	C3R486G; CE 25	C- HARP
8K62-26	C3R486G; CE 100	C- HARP
8K62-28	C3R539T; CE 25	C- HARP
8K62-29	C3R539T; CE 100	C- HARP
8K62-31	C3R559A; CE 25	C- HARP
8K62-32	C3R559A; CE 100	C- HARP
8K62-61	AlleleSEQR HLA-C Plus Exon1R Seq Mix; CE	C-plus; optional seq mix for exon 1	25
8K62-62	AlleleSEQR HLA-C Plus Exon1R Seq Mix; CE	C-plus; optional seq mix for exon 1	100
8K62-63	AlleleSEQR HLA-C Plus Exon5F Seq Mix; CE	C-plus; optional seq mix for exon 5	25
8K62-64	AlleleSEQR HLA-C Plus Exon5F Seq Mix; CE	C-plus; optional seq mix for exon 5	100

Distribution Agreement	73

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K62-65	AlleleSEQR HLA-C Plus Exon6F Seq Mix; CE	C-plus; optional seq mix for exon 6	25
8K62-66	AlleleSEQR HLA-C Plus Exon6F Seq Mix; CE	C-plus; optional seq mix for exon 6	100
8K62-67	AlleleSEQR HLA-C Plus Exon7F Seq Mix; CE	C-plus; optional seq mix for exon 7	25
8K62-68	AlleleSEQR HLA-C Plus Exon7F Seq Mix; CE	C-plus; optional seq mix for exon 7	100
8K62-69	AlleleSEQR HLA-C Plus Exon7R Seq Mix; CE	C-plus; optional seq mix for exon 7	25
8K62-70	AlleleSEQR HLA-C Plus Exon7R Seq Mix; CE	C-plus; optional seq mix for exon 7	100

HLA DRB1 CE
8K63-01	AlleleSEQR DRB1 SBT (CE 25)	DRB- Core Kit, 25 tests
8K63-03	AlleleSEQR DRB1 SBT (CE 100)	DRB- Core Kit, 100 tests
8K63-10	R2F124C; CE 25	DRB-HARP
8K63-11	R2F124C; CE 100	DRB-HARP
8K63-13	R2F124T; CE 25	DRB-HARP
8K63-14	R2F124T; CE 100	DRB-HARP
8K63-16	R2F197A; CE 25	DRB-HARP
8K63-17	R2F197A; CE 100	DRB-HARP
8K63-19	R2R256A; CE 25	DRB-HARP
8K63-20	R2R256A; CE 100	DRB-HARP
8K63-22	R2R286A; CE 25	DRB-HARP
8K63-23	R2R286A; CE 100	DRB-HARP

HLA DQB1 CE
8K64-01	AlleleSEQR DQB1 SBT (CE 25)	DQB- Core Kit, 25 tests
8K64-03	AlleleSEQR DQB1 SBT (CE 100)	DQB- Core Kit, 100 tests
8K64-10	Q2F134C; CE 25	DQB- HARP
8K64-11	Q2F134C; CE 100	DQB- HARP

HLA DPB1 CE
8K65-01	AlleleSEQR DPB1 SBT (CE 25)	DPB- Core Kit, 25 tests
8K65-03	AlleleSEQR DPB1 SBT (CE 100)	DPB- Core Kit, 100 tests
8K65-10	P2F194C; CE 25	DPB- HARP
8K65-11	P2F194C; CE 100	DPB- HARP
8K65-13	P2R251A; CE 25	DPB- HARP
8K65-14	P2R251A; CE 100	DPB- HARP
8K65-16	P2R292A; CE 25	DPB- HARP
8K65-17	P2R292A; CE 100	DPB- HARP
8K65-19	P2R313G; CE 25	DPB- HARP
8K65-20	P2R313G; CE 100	DPB- HARP
8K68-01	AlleleSEQR DRB1 GSA CE (25)	[*]

HLA GPR
09K58-01	AlleleSEQR HLA Core Reagent Pack (25)	Used with the HLA ASRs; Class I and Class II targets
09K58-02	AlleleSEQR HLA Core Reagent Pack (100)

Distribution Agreement	74

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	HLA RUO	[*]
7K38-01	AlleleSEQR HLA-A SBT (RUO)	A- Core Kit (25 tests)
7K38-10	A2F98A; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K38-11	A2F98A; RUO 100
7K38-13	A2F98T; RUO 25
7K38-14	A2F98T; RUO 100
7K38-16	A2F144A; RUO 25
7K38-17	A2F144A; RUO 100
7K38-19	A2F261C; RUO 25
7K38-20	A2F261C; RUO 100
7K38-22	A2R311T; RUO 25
7K38-23	A2R311T; RUO 100
7K38-25	A3F363A; RUO 25
7K38-26	A3F363A; RUO 100
7K38-28	A3F363G; RUO 25
7K38-29	A3F363G; RUO 100
7K38-31	A3F414C; RUO 25
7K38-32	A3F414C; RUO 100
7K38-34	A2F203G; RUO 25
7K38-35	A2F203G; RUO 100
7K39-01	AlleleSEQR HLA-B SBT (RUO)	B- Core Kit (25 tests)
7K39-10	B2F106A; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K39-11	B2F106A;RUO 100
7K39-13	B2F144C; RUO 25
7K39-14	B2F144C; RUO 100
7K39-16	B2F206C; RUO 25
7K39-17	B2F206C; RUO 100
7K39-19	B2R311T; RUO 25
7K39-20	B2R311T; RUO 100
7K39-22	B3F357C; RUO 25
7K39-23	B3F357C; RUO 100
7K39-25	B3F357G; RUO 25
7K39-26	B3F357G; RUO 100
7K39-28	B3R559A; RUO 25
7K39-29	B3R559A; RUO 100
7K39-31	B3R603G; RUO 25
7K39-32	B3R603G; RUO 100

7K40-01	AlleleSEQR HLA-C SBT (RUO)	Obsolete - replaced by C-plus
7K40-03	AlleleSEQR HLA-C Plus SBT (RUO 25)	C-Core Kit (25 tests)

Distribution Agreement	75

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7K40-10	C2F105T; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K40-11	C2F105T; RUO 100
7K40-13	C2F142G; RUO 25
7K40-14	C2F142G; RUO 100
7K40-16	C2F176G; RUO 25
7K40-17	C2F176G; RUO 100
7K40-19	C3F361T; RUO 25
7K40-20	C3F361T; RUO 100
7K40-22	C3R368C; RUO 25
7K40-23	C3R368C; RUO 100
7K40-25	C3R486G; RUO 25
7K40-26	C3R486G; RUO 100
7K40-28	C3R539T; RUO 25
7K40-29	C3R539T; RUO 100
7K40-31	C3R559A; RUO 25
7K40-32	C3R559A; RUO 100
7K40-61	C Plus Exon 1 Reverse Sequencing Mix	Obsolete - replaced with the corresponding ASR C-plus additional sequencing mixes for exons 1, 5, 6, and 7
7K40-63	C Plus Exon 5 Forward Sequencing Mix
7K40-65	C Plus Exon 6 Forward Sequencing Mix
7K40-67	C Plus Exon 7 Forward Sequencing Mix
7K40-69	C Plus Exon 7 Reverse Sequencing Mix
7K41-01	AlleleSEQR DRB1 SBT (RUO)	DRB- Core Kit (25 tests)
7K41-02	AlleleSEQR DRB1 SBT (RUO 100)	DRB- Core Kit (100 tests)
7K41-10	R2F124C; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K41-11	R2F124C; RUO 100
7K41-13	R2F124T; RUO 25
7K41-14	R2F124T; RUO 100
7K41-16	R2F197A; RUO 25
7K41-17	R2F197A; RUO 100
7K41-19	R2R256A; RUO 25
7K41-20	R2R256A; RUO 100
7K41-22	R2R286A; RUO 25
7K41-23	R2R286A; RUO 100
7K42-01	AlleleSEQR DQB1 SBT (RUO)	DQB- Core Kit (25 tests)
7K42-10	Q2F134C; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K42-11	Q2F134C; RUO 100
7K43-01	AlleleSEQR DPB1 SBT (RUO)	DPB- Core Kit (25 tests)
7K43-10	P2F194C; RUO 25	All RUO HARPS have been replaced with the corresponding ASR HARP
7K43-11	P2F194C; RUO 100
7K43-13	P2R251A; RUO 25
7K43-14	P2R251A; RUO 100
7K43-16	P2R292A; RUO 25
7K43-17	P2R292A; RUO 100
7K43-19	P2R313G; RUO 25
7K43-20	P2R313G; RUO 100
8K66-01	AlleleSEQR HLA-A2 GSA (RUO)	[*]
8K67-01	AlleleSEQR HLA-B GSA RUO
8K69-01	AlleleSEQR DRB1 GSSP RUO (10)

Distribution Agreement	76

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 1.70

CELERA PRODUCT SPECIFICATIONS

Part Number	Description	QC assay description	QC specification number
CF CE
5000184	Cystic Fibrosis Genotyping Assay CE	FG, Cystic Fibrosis Genotyping Assay	10-02-000-5000184
5001862	IFU, CF GENOTYPING ASSAY v3 CE, ENGLISH	IFU, CF Genotyping Assay CE, English	10-01-000-5001862
5001863	IFU, CF GENOTYPING ASSAY v3 CE, FRENCH	IFU, CF Genotyping Assay CE, French	10-01-000-5001863
5001864	IFU, CF GENOTYPING ASSAY v3 CE, GERMAN	IFU, CF Genotyping Assay CE, German	10-01-000-5001864
5001865	IFU, CF GENOTYPING ASSAY v3 CE, ITALIAN	IFU, CF Genotyping Assay CE, Italian	10-01-000-5001865
5001866	IFU, CF GENOTYPING ASSAY v3 CE, SPANISH	IFU, CF Genotyping Assay CE, Spanish	10-01-000-5001866
5001867	IFU, CF GENOTYPING ASSAY v3 CE, GREEK	IFU, CF Genotyping Assay CE, Greek	10-01-000-5001867
5001868	IFU, CF GENOTYPING ASSAY v3 CE, PORTUGUE	IFU, CF Genotyping Assay CE, Portuguese	10-01-000-5001868
5001869	IFU, CF GENOTYPING ASSAY v3 CE, DANISH	IFU, CF Genotyping Assay CE, Danish	10-01-000-5001869
5001870	IFU, CF GENOTYPING ASSAY v3 CE, SWEDISH	IFU, CF Genotyping Assay CE, Swedish	10-01-000-5001870
5001871	CF Conf Disk v2.0 for GeneMapper v3.5,CE	CF Configuration Disk v2.0 for GeneMapper v3.5, CE	10-01-000-5001871

5002253	IFU, CF GENOTYPING ASSAY v3 CE, CZE	Not in system, currently being translated. Spec will be issued after translation	draft 10-01-000-5002253

5002254	IFU, CF GENOTYPING ASSAY v3 CE, NOR	Not in system, currently being translated. Spec will be issued after translation	draft 10-01-000-5002254

CF US IVD

5000469	INSTR MANUAL, CF GT ASSAY, US IVD	Not in system. Waiting UL labeling approval	draft 10-01-000-5000469
5001534	FG, CF GENOTYPING ASSAY, US IVD	FG, Cystic Fibrosis Genotyping Assay, US IVD	10-02-000-5001534
5001547	USER’S MANUAL, CF GT ASSAY, US IVD	Operator’s Manual, CF Genotyping Assay, US IVD	10-01-000-5001547
5002000	FG, CEGA POLYMER	FG, CEGA Polymer	10-02-000-5002000
5002001	FG, HIGHLY DEIONIZED FORMAMIDE	FG, Highly Deionized Formamide	10-02-000-5002001
5002002	FG, CEGA-16 Instrument	FG, CEGA-16 Instrument	10-02-000-5002002
5002003	FG, CEGA 10x BUFFER	FG, CEGA 10X Buffer	10-02-000-5002003
5002004	FG, CEGA-16 ARRAY 36cm	FG, CEGA-16 Array 36 cm	10-02-000-5002004

Distribution Agreement	77

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5002005	CEGA RESERVOIR FOR BUFFER-WATER-WASTE	FG, Reservoir for Buffer Water Waste	10-02-000-5002005
5002006	CEGA RESERVOIR SEPTA	FG, Reservoir Septa	10-02-000-5002006
5002007	CEGA-16 INSTRUMENT PQ PROTOCOL	Instrument PQ Protocol, CEGA-16, US IVD	10-01-000-5002007
5002010	FG, CEGA DATA COLLECTION SOFTWARE v2.1	FG, CEGA Data Collection Software v2.1	10-02-000-5002010
5002012	ARRAY CALIBRATION RULER	FG, Array Calibration Ruler	10-02-000-5002012
5002013	96-WELL PLATE BASE	FG, 96-Well Plate Base	10-02-000-5002013
5002014	96-WELL PLATE RETAINER	FG, 96-Well Plate Retainer	10-02-000-5002014
5002015	96-WELL PLATE SEPTA	FG, 96-Well Plate Septa	10-02-000-5002015
5002016	250 uL GLASS SYRINGE	FG, 250 µL Glass Syringe	10-02-000-5002016
5002017	5.0mL GLASS SYRINGE	FG, 5.0 mL Glass Syringe	10-02-000-5002017
5002023	Array Ferrule Sleeve PEEK	FG, Array Ferrule Sleeve	10-02-000-5002023
5002027	CEGA-16 INSTRUMENT, COMPLETE SYSTEM	FG, CEGA-16 Computer System	10-02-000-5002028
5002028	CEGA-16 COMPUTER SYSTEM	Not in system. Waiting UL labeling approval for Cega instrument	draft 10-01-000-5002028
5002030	FG, GENEMAPPER SOFTWARE v3.5.4	FG, GeneMapper Software v3.5.4	10-02-000-5002030
5002031	96-WELL REACTION PLATE	FG, 96-Well Reaction Plate	10-02-000-5002031
5002033	SYRINGE O-RING	FG, Syringe O-Ring	10-02-000-5002033
5002496	FG, CF Genotyping Assay, US IVD 2304 Kit	FG, Cystic Fibrosis Genotyping Assay, US IVD, 2304 Kit	10-02-000-5002496

DVT and DVT GPRs
5001566	FG, HYBRIDIZATION BUFFER, GPR	FG, Hybridization Buffer, GPR	10-02-000-5001566
5001568	FG, SA-PE REAGENT, GPR	FG, SA-PE Reagent, GPR	10-02-000-5001568
5001569	FG, LUMINEX PCR BUFFER, GPR	FG, Luminex PCR Buffer, GPR	10-02-000-5001569
5002216	FG, Bead Mix 1, GPR	FG, Bead Mix 1, GPR	10-02-000-5002216

5002594	FG, ASR Primers for Factor V	Not in system. Being drafted.	draft 10-02-000-5002594

5002595	FG, ASR Primers for Factor V R2	Not in system. Being drafted.	draft 10-02-000-5002595

5002596	FG, ASR Primers for Factor II	Not in system. Being drafted.	draft 10-02-000-5002596

5002597	FG, ASR Primers for MTHFR 677	Not in system. Being drafted.	draft 10-02-000-5002597

5002598	FG, ASR Primers for MTHFR 1298	Not in system. Being drafted.	draft 10-02-000-5002598

5002599	FG, ASR Probes for Factor V A1	Not in system. Being drafted.	draft 10-02-000-5002599

Distribution Agreement	78

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5002600	FG, ASR Probes for Factor V A2	Not in system. Being drafted.	draft 10-02-000-5002600

5002601	FG, ASR Probes for Factor V R2 A1	Not in system. Being drafted.	draft 10-02-000-5002601

5002602	FG, ASR Probes for Factor V R2 A2	Not in system. Being drafted.	draft 10-02-000-5002602

5002603	FG, ASR Probes for Factor II A1	Not in system. Being drafted.	draft 10-02-000-5002603

5002604	FG, ASR Probes for Factor II A2	Not in system. Being drafted.	draft 10-02-000-5002604

5002605	FG, ASR Probes for MTHFR 677 A1	Not in system. Being drafted.	draft 10-02-000-5002605

5002606	FG, ASR Probes for MTHFR 677 A2	Not in system. Being drafted.	draft 10-02-000-5002606

5002607	FG, ASR Probes for MTHFR 1298 A1	Not in system. Being drafted.	draft 10-02-000-5002607

5002608	FG, ASR Probes for MTHFR 1298 A2	Not in system. Being drafted.	draft 10-02-000-5002608

Fragile X
5001609	FG, ASR PRIMERS FOR FMR1	FG, ASR Primers for FMR1	10-02-000-5001609
5001610	FG, ASR PRIMERS FOR GENDER	FG, ASR Primers for Gender	10-02-000-5001610
5001611	FG, HIGH GC PCR BUFFER, GPR	FG, High GC PCR Buffer, GPR	10-02-000-5001611
5001612	FG, TR PCR ENZYME MIX, GPR	FG, TR PCR Enzyme Mix, GPR	10-02-000-5001612
5001613	FG, CLEANUP ENZYME MIX, GPR	FG, CleanUp Enzyme Mix, GPR	10-02-000-5001613
5001640	FG, ROX 1000 SIZE STANDARD, GPR	FG, ROX 1000 SIZE STANDARD, GPR	10-02-000-5001640

GPRs
4338113	FG, PCR Enzyme, 2 tubes	FG, PCR Enzyme, 2 vials	10-02-000-4338113
4338114	FG, OLA Enzyme, 2 tubes	FG, OLA Enzyme, 2 vials	10-02-000-4338114
4338116	FG, Diluent for Purified DNA, 1 btl	FG, Diluent for Purified DNA, 1 btl	10-02-000-4338116
4338117	FG, Diluent for EDTA Blood, 1 btl	FG, Diluent for EDTA Blood, 1 btl	10-02-000-4338117
4338118	FG, Matrix Std FAM-HEX-TAMRA-ROX	FG, 3100 Matrix Std FAM-HEX-TAMRA-ROX	10-02-000-4338118
4339080	FG, PCR Enzyme, 40 tubes	FG, PCR Enzyme, 40 vials	10-02-000-4339080
4339081	FG, OLA Enzyme, 40 tubes	FG, OLA Enzyme, 40 vials	10-02-000-4339081
4339085	FG, Diluent for Purified DNA, 20 btls	FG, Diluent for Purified DNA, 20 btls	10-02-000-4339085

Distribution Agreement	79

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5000062	FG, Manganese Reagent, 2 tubes	FG, Manganese Reagent, 2 Tubes	10-02-000-5000062
5000063	FG, Z05 DNA Polymerase GPR, 2 tubes	FG, Z05 DNA Polymerase, 2 Tubes	10-02-000-5000063
5000290	FG, OLA-ROX Size Standard, 20 tubes	FG, OLA-ROX Size Standard, 20 vials	10-02-000-5000290
5000291	FG, OLA-ROX Size Standard, 1 tube	FG, OLA-ROX Size Standard, 1 vial	10-02-000-5000291
5001732	FG, URACIL-N-GLYCOSYLASE (UNG), GPR	FG, Uracil-N-Glycosylase (UNG)	10-02-000-5001732

ViroSeq 2.8 CE
5001500	IFU, VSEQ2.0 HIV 3100-2.8 CE, ENGLISH	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, English	10-01-000-5001500
5001501	IFU, VSeq2.0 HIV 3100-2.8 CE, French	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, French	10-01-000-5001501
5001502	IFU, VSeq2.0 HIV 3100-2.8 CE, German	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, German	10-01-000-5001502
5001503	IFU, VSeq2.0 HIV 3100-2.8 CE, Italian	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Italian	10-01-000-5001503
5001504	IFU, VSeq2.0 HIV 3100-2.8 CE, Spanish	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Spanish	10-01-000-5001504
5001505	IFU, VSeq2.0 HIV 3100-2.8 CE, Greek	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Greek	10-01-000-5001505
5001506	IFU, VSeq2.0 HIV 3100-2.8 CE, Portuguese	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Portuguese	10-01-000-5001506
5001507	IFU, VSeq2.0 HIV 3100-2.8 CE, Danish	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Danish	10-01-000-5001507
5001508	IFU, VSeq2.0 HIV 3100-2.8 CE, Swedish	IFU, 3100/3100-Avant ViroSeq™ HIV-1 v2.0 CE, Swedish	10-01-000-5001508
5002397	FG,VSeq HIV-1 Genotype Sys v2 Pack 1, CE	ViroSeq™ HIV-1 Genotyping System v2.0 Pack 1, CE	10-02-000-5002397
5002398	FG,VSeq HIV-1 Genotype Sys v2 Pack 2, CE	ViroSeq™ HIV-1 Genotyping System v2.0 Pack 2, CE	10-02-000-5002398
5002437	Software v2.8 ViroSeq HIV Genotype, CE	Software v2.8 ViroSeq® HIV-1 Genotyping System, CE	10-01-000-5002437
5002486	IFU, ViroSeq 2.0 HIV 2.8 CE, CS	Not in system, currently being translated. Spec will be issued after translation	draft 10-01-000-5002486
5002487	IFU, ViroSeq 2.0 HIV 2.8 CE, Norway	Not in system, currently being translated. Spec will be issued after translation	draft 10-01-000-5002487

ViroSeq 2.8 IVD
5002427	FG,VSeq HIV-1 Genotype Sys v2 Pack 1, IVD	ViroSeq™ HIV-1 Genotyping System v2.0 Pack 1, IVD	10-02-000-5002427
5002428	FG,VSeq HIV-1 Genotype Sys v2 Pack 2, IVD	ViroSeq™ HIV-1 Genotyping System v2.0 Pack 2, IVD	10-02-000-5002428
5002439	ViroSeq HIV-1 GT Sys Software v2.8, IVD	Software v2.8 ViroSeq® HIV-1 Genotyping System, IVD	10-01-000-5002439
5002441	FG, 3100/3100Avant OM, VS HIV-1 v2, IVD	ViroSeq™ HIV-1 Genotyping System v2.0 Operator’s Manual for 3100/3100-Avant, IVD	10-01-000-5002441

Distribution Agreement	80

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Generic Software
5001672	FG, GT CALLER ID SOFTWARE v1.2	Genotype Caller ID v1.2 Software and User’s Guide	10-01-000-5001672

HIV Integrase
5002720	FG, ViroSeq HIV-1 Integrase Kit RUO	Not in system. Being drafted.	draft 10-02-000-5002720
5002721	FG, ViroSeq PCR Cleanup Reagent, GPR	Not in system. Being drafted.	draft 10-02-000-5002721
5002722	FG, ViroSeq Sample Prep, Integrase (RUO)	Not in system. Being drafted.	draft 10-02-000-500272

HLA ASR
09K59-01	AlleleSEQR HLA-A SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K59-02	AlleleSEQR HLA-A SBT (ASR 100)	QC Record #5 - Finished Goods	DCR#022-08
09K59-10	A2F98A, ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-11	A2F98A; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-13	A2F98T; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-14	A2F98T; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-16	A2F144A; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-17	A2F144A; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-19	A2F261C; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-20	A2F261C; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-22	A2R311T; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-23	A2R311T; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	81

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09K59-25	A3F363A; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-26	A3F363A; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-28	A3F363G; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-29	A3F363G; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-31	A3F414C; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-32	A3F414C; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-34	A2F203G; ASR 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K59-35	A2F203G; ASR 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-01	AlleleSEQR HLA-B SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K60-02	AlleleSEQR HLA-B SBT (ASR 100)	QC Record #5 - Finished Goods	DCR#022-08
09K60-10	B2F106A; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-11	B2F106A; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-13	B2F144C; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-14	B2F144C; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-16	B2F206C; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-17	B2F206C; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-19	B2R311T; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-20	B2R311T; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-22	B3F357C; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	82

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09K60-23	B3F357C; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-25	B3F357G; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-26	B3F357G; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-28	B3R559A; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-29	B3R559A; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-31	B3R603G; ASR 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K60-32	B3R603G; ASR 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-01	AlleleSEQR HLA-C SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K61-02	AlleleSEQR HLA-C SBT (ASR 100)	QC Record #5 - Finished Goods	DCR#022-08
09K61-03	AlleleSEQR HLA-C Plus SBT Pck ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-04	AlleleSEQR HLA-C Plus SBT Pck ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-10	C2F105T; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-11	C2F105T; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-13	C2F142G; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-14	C2F142G; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-16	C2F176G; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-17	C2F176G; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-19	C3F361T; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-20	C3F361T; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-22	C3R368C; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	83

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09K61-23	C3R368C; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-25	C3R486G; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-26	C3R486G; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-28	C3R539T; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-29	C3R539T; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-31	C3R559A; ASR 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-32	C3R559A; ASR 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K61-61	AlleleSEQR HLA-C Plus Exon1R Seq Mix;ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-63	AlleleSEQR HLA-C Plus Exon5F Seq Mix;ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-65	AlleleSEQR HLA-C Plus Exon6F Seq Mix;ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-67	AlleleSEQR HLA-C Plus Exon7F Seq Mix;ASR	QC Record #5 - Finished Goods	DCR#022-08
09K61-69	AlleleSEQR HLA-C Plus Exon7R Seq Mix;ASR	QC Record #5 - Finished Goods	DCR#022-08
09K62-01	AlleleSEQR DRB1 SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K62-02	AlleleSEQR DRB1 SBT Pack ASR (100)	QC Record #5 - Finished Goods	DCR#022-08
09K62-10	R2F124C; ASR 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-11	R2F124C; ASR 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-13	R2F124T; ASR 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-14	R2F124T; ASR 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-16	R2F197A; ASR 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-17	R2F197A; ASR 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-19	R2R256A; ASR 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	84

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

09K62-20	R2R256A; ASR 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-22	R2R286A; ASR 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K62-23	R2R286A; ASR 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K63-01	AlleleSEQR DQB1 SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K63-02	AlleleSEQR DQB1 SBT (ASR 100)	QC Record #5 - Finished Goods	DCR#022-08
09K63-10	Q2F134C; ASR 25	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K63-11	Q2F134C; ASR 100	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-01	AlleleSEQR DPB1 SBT Pack ASR (25)	QC Record #5 - Finished Goods	DCR#022-08
09K64-02	AlleleSEQR DPB1 SBT (ASR 100)	QC Record #5 - Finished Goods	DCR#022-08
09K64-10	P2F194C; ASR 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-11	P2F194C; ASR 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-13	P2R251A; ASR 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-14	P2R251A; ASR 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-16	P2R292A; ASR 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-17	P2R292A; ASR 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-19	P2R313G; ASR 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K64-20	P2R313G; ASR 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
09K65-01	AlleleSEQR HLA-A2 GSA Pack ASR (25)	QC#5 F1002	DCR#175-05
09K66-01	AlleleSEQR HLA-B GSA Pack ASR (25)	QC#5 F2001-2005	DCR#192-05
09K67-01	AlleleSEQR DRB GSA Pack ASR (25)	QC#5 F4101-4110	DCR#192-05
09K68-01	AlleleSEQR DRB GSSP Pack ASR (10)	QC#5 F4421-4428	DCR#192-05

Distribution Agreement	85

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HLA CE
5002699	FG, Alleleseqr Combikit-100, HLA-A	not in system. Being drafted	no document numbers assigned
5002700	FG, Alleleseqr Combikit-100, HLA-B	not in system. Being drafted	no document numbers assigned
5002701	FG, Alleleseqr Combikit-100, HLA-C	not in system. Being drafted	no document numbers assigned
5002702	FG, Alleleseqr Combikit-100, HLA-DRB	not in system. Being drafted	no document numbers assigned
5002703	IFU, Alleleseqr Combikit-100, HLA CE	not in system. Being drafted	no document numbers assigned
6L58-01	AlleleSEQR DRB1,3,4,5 CE (25)	QC#5 DRB1/3/4/5	DCR#311-07
8K60-01	Allele SEQR HLA-A PCR/Sequencing Kit	QC Record #5 - Finished Goods	DCR#022-08
8K60-03	AlleleSEQR HLA-A SBT CE 100	QC Record #5 - Finished Goods	DCR#022-08
8K60-10	A2F98A; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-11	A2F98A; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-13	A2F98T; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-14	A2F98T;CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-16	A2F144A; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-17	A2F144A; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-19	A2F261C; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-20	A2F261C; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-22	A2R311T; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-23	A2R311T; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-25	A3F363A; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	86

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K60-26	A3F363A; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-28	A3F363G; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-29	A3F363G; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-31	A3F414C; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-32	A3F414C; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-34	A2F203G; CE 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K60-35	A2F203G; CE 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-01	AlleleSEQR HLA-B SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K61-03	AlleleSEQR HLA-B SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K61-10	B2F106A; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-11	B2F144C; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-13	B2F144C; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-14	B2F144C; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-16	B2F206C; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-17	B2F206C; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-19	B2R311T; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-20	B2R311T; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-22	B3F357C; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-23	B3F357C; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	87

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K61-25	B3F357G; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-26	B3F357G; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-28	B3R559A; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-29	B3R559A; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-31	B3R603G; CE 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K61-32	B3R603G; CE 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-01	AlleleSEQR HLA-C SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K62-02	AlleleSEQR HLA-C Plus SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K62-03	AlleleSEQR HLA-C SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K62-04	AlleleSEQR HLA-C Plus SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K62-10	C2F105T; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-11	C2F105T; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-13	C2F142G; CE25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-14	C2F142G; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-16	C2F176G; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-17	C2F176G; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-19	C3F361T; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-20	C3F361T; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-22	C3R368C; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-23	C3R368C; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	88

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K62-25	C3R486G; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-26	C3R486G; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-28	C3R539T; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-29	C3R539T; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-31	C3R559A; CE 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-32	C3R559A; CE 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K62-61	AlleleSEQR HLA-C Plus Exon1R Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-62	AlleleSEQR HLA-C Plus Exon1R Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-63	AlleleSEQR HLA-C Plus Exon5F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-64	AlleleSEQR HLA-C Plus Exon5F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-65	AlleleSEQR HLA-C Plus Exon6F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-66	AlleleSEQR HLA-C Plus Exon6F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-67	AlleleSEQR HLA-C Plus Exon7F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-68	AlleleSEQR HLA-C Plus Exon7F Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-69	AlleleSEQR HLA-C Plus Exon7R Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K62-70	AlleleSEQR HLA-C Plus Exon7R Seq Mix; CE	QC Record #5 - Finished Goods	DCR#022-08
8K63-01	AlleleSEQR DRB1 SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K63-03	AlleleSEQR DRB1 SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K63-10	R2F124C; CE 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-11	R2F124C; CE 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-13	R2F124T; CE 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-14	R2F124T; CE 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-16	R2F197A; CE 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-17	R2F197A; CE 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	89

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8K63-19	R2R256A; CE 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-20	R2R256A; CE 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-22	R2R286A; CE 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K63-23	R2R286A; CE 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K64-01	AlleleSEQR DQB1 SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K64-03	AlleleSEQR DQB1 SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K64-10	Q2F134C; CE 25	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K64-11	Q2F134C; CE 100	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-01	AlleleSEQR DPB1 SBT (CE 25)	QC Record #5 - Finished Goods	DCR#022-08
8K65-03	AlleleSEQR DPB1 SBT (CE 100)	QC Record #5 - Finished Goods	DCR#022-08
8K65-10	P2F194C; CE 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-11	P2F194C; CE 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-13	P2R251A; CE 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-14	P2R251A; CE 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-16	P2R292A; CE 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-17	P2R292A; CE 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-19	P2R313G; CE 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K65-20	P2R313G; CE 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K68-01	AlleleSEQR DRB1 GSA CE (25)	QC#5 F4101-4110	DCR#192-05

Distribution Agreement	90

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HLA GPR
09K58-01	AlleleSEQR HLA Core Reagent Pack (25)	QC Record #5 - Finished Goods	DCR#022-08
09K58-02	AlleleSEQR HLA Core Reagent Pack (100)	QC Record #5 - Finished Goods	DCR#022-08

HLA RUO
7K38-01	AlleleSEQR HLA-A SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08
7K38-10	A2F98A; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-11	A2F98A; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-13	A2F98T; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-14	A2F98T; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-16	A2F144A; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-17	A2F144A; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-19	A2F261C; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-20	A2F261C; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-22	A2R311T; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-23	A2R311T; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-25	A3F363A; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-26	A3F363A; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-28	A3F363G; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-29	A3F363G; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-31	A3F414C; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	91

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7K38-32	A3F414C; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-34	A2F203G; RUO 25	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K38-35	A2F203G; RUO 100	Product QC - HLA-A Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-01	AlleleSEQR HLA-B SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08
7K39-10	B2F106A; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-11	B2F106A;RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-13	B2F144C; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-14	B2F144C; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-16	B2F206C; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-17	B2F206C; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-19	B2R311T; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-20	B2R311T; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-22	B3F357C; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-23	B3F357C; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-25	B3F357G; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-26	B3F357G; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-28	B3R559A; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-29	B3R559A; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	92

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7K39-31	B3R603G; RUO 25	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K39-32	B3R603G; RUO 100	Product QC - HLA-B Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-01	AlleleSEQR HLA-C SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08
7K40-03	AlleleSEQR HLA-C Plus SBT (RUO 25)	QC Record #5 - Finished Goods	DCR#022-08
7K40-10	C2F105T; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-11	C2F105T; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-13	C2F142G; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-14	C2F142G; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-16	C2F176G; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-17	C2F176G; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-19	C3F361T; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-20	C3F361T; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-22	C3R368C; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-23	C3R368C; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-25	C3R486G; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-26	C3R486G; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-28	C3R539T; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-29	C3R539T; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-31	C3R559A; RUO 25	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08

Distribution Agreement	93

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7K40-32	C3R559A; RUO 100	Product QC - HLA-C Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K40-61	C Plus Exon 1 Reverse Sequencing Mix	QC Record #5 - Finished Goods	DCR#022-08
7K40-63	C Plus Exon 5 Forward Sequencing Mix	QC Record #5 - Finished Goods	DCR#022-08
7K40-65	C Plus Exon 6 Forward Sequencing Mix	QC Record #5 - Finished Goods	DCR#022-08
7K40-67	C Plus Exon 7 Forward Sequencing Mix	QC Record #5 - Finished Goods	DCR#022-08
7K40-69	C Plus Exon 7 Reverse Sequencing Mix	QC Record #5 - Finished Goods	DCR#022-08
7K41-01	AlleleSEQR DRB1 SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08
7K41-02	AlleleSEQR DRB1 SBT (RUO 100)	QC Record #5 - Finished Goods	DCR#022-08
7K41-10	R2F124C; RUO 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-11	R2F124C; RUO 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-13	R2F124T; RUO 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-14	R2F124T; RUO 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-16	R2F197A; RUO 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-17	R2F197A; RUO 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-19	R2R256A; RUO 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-20	R2R256A; RUO 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-22	R2R286A; RUO 25	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K41-23	R2R286A; RUO 100	Product QC - HLA-DRB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K42-01	AlleleSEQR DQB1 SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08
7K42-10	Q2F134C; RUO 25	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K42-11	Q2F134C; RUO 100	Product QC - HLA-DQB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-01	AlleleSEQR DPB1 SBT (RUO)	QC Record #5 - Finished Goods	DCR#022-08

Distribution Agreement	94

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7K43-10	P2F194C; RUO 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-11	P2F194C; RUO 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-13	P2R251A; RUO 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-14	P2R251A; RUO 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-16	P2R292A; RUO 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-17	P2R292A; RUO 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-19	P2R313G; RUO 25	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
7K43-20	P2R313G; RUO 100	Product QC - HLA-DPB1 Ambiguity Resolution Sequencing Mixes	DCR#400-08
8K66-01	AlleleSEQR HLA-A2 GSA (RUO)	QC#5 F1002	DCR#175-05
8K67-01	AlleleSEQR HLA-B GSA RUO	QC#5 F2001-2005	DCR#192-05
8K69-01	AlleleSEQR DRB1 GSSP RUO (10)	QC#5 F4421-4428	DCR#192-05

Distribution Agreement	95

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 2.1

DISTRIBUTION COUNTRIES

[*]

Distribution Agreement	96

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 2.14(a)

PROJECT PLANS AND SCHEDULES FOR CELERA DEVELOPMENT PRODUCTS

[*]

Distribution Agreement	97

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 3.2(c)(i)

EXAMPLE OF ACTUAL PURCHASE PRICE PROTECTION CALCULATION FOR CELERA PRODUCT GROUP

[*]

Distribution Agreement	98

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 3.3(d)

LONG LEAD PRODUCTS

VSeq HIV-1 Genotype Sys v2 Pack 1, CE (Celera PN 5002397)	90 Days

VSeq HIV-1 Genotype Sys v2 Pack 1, IVD (Celera PN 5002427)	90 Days

Distribution Agreement	99

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 9.5(b)

CELERA TRADEMARKS

ViroSeq

AlleleSEQR

Atria Genetics

Atria

Celera

Distribution Agreement	100

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 14.7

ALTERNATIVE DISPUTE RESOLUTION

The Parties recognize that a bona fide dispute as to certain matters may arise from time to time during the Term of this Agreement that relates to either Party’s rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution (“ADR”) provision, a Party first must send written notice of the dispute to the other Party for attempted resolution by good faith negotiations between their respective presidents (or their equivalents) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to “days” in this ADR provision are to calendar days). All negotiations pursuant to this clause are confidential and will be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

If the matter has not been resolved within twenty-eight (28) days of the notice of dispute, or if the Parties fail to meet within such twenty-eight (28) days, either Party may initiate an ADR proceeding as provided herein. The Parties will have the right to be represented by counsel in such a proceeding.

1. To begin an ADR proceeding, a Party will provide written notice to the other Party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

2. Within twenty-one (21) days following receipt of the original ADR notice, the Parties will select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, either Party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a) The CPR will submit to the Parties a list of not less than five (5) candidates within fourteen (14) days after receipt of the request, along with a Curriculum Vita for each candidate. No candidate will be an employee, director, or shareholder of either Party or any of their subsidiaries or affiliates.

(b) Such list will include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c) Each Party will number the candidates in order of preference (with the number one (1) signifying the greatest preference) and will deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a Party believes a conflict of interest exists regarding any of the candidates, that Party will provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any Party failing to return a list of preferences on time will be deemed to have no order of preference.

Distribution Agreement	101

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) If the Parties collectively have identified fewer than three (3) candidates deemed to have conflicts, the CPR immediately will designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR will review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a)—2(d) will be repeated.

3. No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral will hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding will take place at a location agreed upon by the Parties. If the Parties cannot agree, the neutral will designate a location other than the principal place of business of either Party or any of their subsidiaries or affiliates.

4. At least seven (7) days prior to the hearing, each Party will submit the following to the other Party and the neutral:

(a) a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

(b) a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies will not contain any recitation of the facts or any legal arguments and will not exceed one (1) page per issue.

(d) a brief in support of such Party’s proposed rulings and remedies, provided that the brief will not exceed twenty (20) pages. This page limitation will apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a)—4(d), no discovery will be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5. The hearing shall be conducted on two (2) consecutive days and will be governed by the following rules:

(a) Each Party will be entitled to five (5) hours of hearing time to present its case. The neutral will determine whether each Party has had the five (5) hours to which it is entitled.

Distribution Agreement	102

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Each Party will be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses will occur immediately after their direct testimony, and cross-examination time will be charged against the Party conducting the cross-examination.

(c) The Party initiating the ADR will begin the hearing and, if it chooses to make an opening statement, will address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also will address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments will proceed in the same sequence.

(d) Except when testifying, witnesses will be excluded from the hearing until closing arguments.

(e) Settlement negotiations, including any statements made therein, will not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also will not be admissible. As to all other matters, the neutral will have sole discretion regarding the admissibility of any evidence.

6. Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief will not contain or discuss any new evidence and will not exceed ten (10) pages. This page limitation will apply regardless of the number of issues raised in the ADR proceeding.

7. The neutral will rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling will adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues. The neutral will not issue any written opinion or otherwise explain the basis of the ruling.

8. The neutral will be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, will be paid as follows:

(a) If the neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party will pay 100% of such fees and expenses.

Distribution Agreement	103

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) If the neutral rules in favor of one Party on some issues and the other Party on other issues, the neutral will issue with the rulings a written determination as to how such fees and expenses will be allocated between the Parties. The neutral will allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9. The rulings of the neutral and the allocation of fees and expenses will be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10. Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings will be deemed Confidential Information. The neutral will have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

Distribution Agreement	104

[*]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.